    As filed with the Securities and Exchange Commission on October 26, 2007


                            Registration Nos. 2-90949
                                    811-04014

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 30

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 31

                             MERIDIAN FUND, INC.(R)
               (Exact name of Registrant as Specified in Charter)

                          60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (415) 461-6237

                              Richard F. Aster, Jr.
                             Wood Island, Suite 306
                          60 E. Sir Francis Drake Blvd.
                               Larkspur, CA 94939
                     (Name and Address of Agent for Service)

                                 With copies to:
                              Robert Kurucza, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                                   Suite 5500
                             Washington, D.C. 20006

             It is proposed that this filing will become effective:

             [ ] immediately upon filing pursuant to Rule 485(b)
             [X] on November 1, 2007 pursuant to Rule 485(b)
             [ ] 60 days after filing pursuant to Rule 485(a)(1)
             [ ] 75 days after filing pursuant to Rule 485(a)(2)
             [ ] on __________________ pursuant to Rule 485 (a)

                              (MERIDIAN FUND LOGO)

                             MERIDIAN FUND, INC.(R)

                              ---------------------

                         MERIDIAN EQUITY INCOME FUND(R)
                             MERIDIAN GROWTH FUND(R)
                             MERIDIAN VALUE FUND (R)

                              ---------------------

                                   PROSPECTUS

                                November 1, 2007

THIS PROSPECTUS CONTAINS ESSENTIAL INFORMATION FOR ANYONE CONSIDERING AN INVESTMENT IN THESE FUNDS. PLEASE READ THIS DOCUMENT CAREFULLY AND RETAIN IT FOR
                                FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                              ---------------------

                      Aster Investment Management Co., Inc.

                               Investment Adviser

                              ---------------------

                         web site: www.meridianfund.com

                              ---------------------

                             MERIDIAN FUND, INC.(R)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                       PAGE
                                                                    ----------
RISK/RETURN SUMMARY AND FUND EXPENSES............................            1
  MERIDIAN EQUITY INCOME FUND(R).................................            1
  MERIDIAN GROWTH Fund(R)........................................            8
  MERIDIAN VALUE FUND(R).........................................           14
FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL
  INVESTMENT STRATEGIES AND RISKS................................           20
  General........................................................           20
  Equity Income Investing........................................           20
  Growth Investing...............................................           20
  Value Investing................................................           20
  Portfolio Turnover.............................................           21
  Risks of Investing in Smaller, Newer Companies.................           21
  Debt Securities................................................           21
  High Yield Bonds...............................................           22
  Foreign Securities.............................................           22
  Defensive Investments..........................................           22
  Policy Regarding Disclosure of Portfolio Holdings..............           23
ORGANIZATION AND MANAGEMENT......................................           24
  Meridian Fund, Inc. ...........................................           24
  The Investment Adviser.........................................           24
  Portfolio Manager..............................................           24
  Management Fees and Other Expenses.............................           25
  The Transfer, Redemption and Disbursing Agent..................           25
  Custodian......................................................           25
SHAREHOLDER INFORMATION..........................................           26
  How To Purchase Shares.........................................           26
  How To Redeem and Transfer Shares..............................           30
  Short-Term Trading Policy......................................           32
  Customer Identification Program................................           33
  Distributions and Tax Status...................................           34
FINANCIAL HIGHLIGHTS.............................................           36
  MERIDIAN EQUITY INCOME FUND(R).................................           36
  MERIDIAN GROWTH FUND(R)........................................           37
  MERIDIAN VALUE FUND(R).........................................           38
MERIDIAN FUND, INC.(R) PRIVACY POLICY NOTICE.....................           39
HOW TO OBTAIN ADDITIONAL INFORMATION.............................   Back Cover

--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------

MERIDIAN EQUITY INCOME FUND(R)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Objective:                 The MERIDIAN EQUITY INCOME FUND(R) primarily seeks
                           long-term growth of capital along with income as a component of total return.

Principal Investment
Strategies:                The Fund seeks to maximize total return by primarily
                           investing in a diversified portfolio of dividend-paying equity securities. Under normal circumstances, these securities will primarily be equity securities of U.S. companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. In addition to common stocks, equity securities may include preferred stock as well as securities convertible into common stock. The Fund may also invest in securities of foreign companies (denominated in U.S.
                           dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies.

                           Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, as described above. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest a portion of its assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as "junk bonds." These are bonds that are rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group ("S&P"), are in default or are unrated but of comparable quality as determined by the Investment Adviser. The mix of the Fund's investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund's investment strategy.

                           The Fund generally sells investments when the Investment Adviser concludes that the long-term growth or dividend prospects of the company have deteriorated, or the issuer's

                                                  Meridian Equity Income Fund(R)
                           circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

                           The Fund's investment objective is non-fundamental and may be changed by the Fund's Board without shareholder approval. Shareholders will receive at least 60 days' prior notice of any change to the Fund's objective or principal investment strategies relating to the type of securities in which 80% of the value of its assets must be invested.

Principal Investment
Risks: Because the value of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. Although MERIDIAN EQUITY INCOME FUND(R) makes every effort to achieve its objective of long-term growth of capital, it cannot guarantee that the Investment Adviser's investment strategies or securities selection methods will achieve that objective. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                           The value of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies and may have a smaller market for their shares than large cap companies. Convertible securities may offer less market risk than owning common shares, but the potential for capital gain may be less than a common stock investment. Preferred stock is a hybrid security that combines features of both common stock and bonds. It is equity, not debt, and is thus riskier than bonds. Whereas bond interest is a contractual expense of the issuer, preferred dividends, although payable before common dividends, can be skipped if earnings are low.

                           The value of the Fund's fixed income and debt securities are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. These securities are also subject to credit and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Liquidity risk is the risk that the Fund may not be able to sell medium- and lower-grade debt securities because there are too few buyers for them. The lower rated debt securities in which the Fund invests are speculative and are subject to

Meridian Equity Income Fund(R)
                           greater volatility and risk of loss through default than investment grade securities, particularly in deteriorating economic conditions.

                           The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries in which the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also be a risk related to foreign investments.


                                                  Meridian Equity Income Fund(R)

PERFORMANCE

     The bar chart below shows how the Fund has performed for the Fund's first complete calendar year ended December 31, 2006. The performance table below provides some indication of the risks of investing in the Fund by showing how the Fund has performed over time compared to the S&P 500(R) Index, a widely recognized index of U.S. common stocks.

     Both the chart and table assume reinvestment of distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31





[BAR CHART]

2006                19.56%




For the period January 1, 2007 through September 30, 2007, the aggregate (non-annualized) total return of the Fund was 5.15% versus 9.11% for the S&P 500(R) Index.

During the period covered by this bar chart, the Fund's highest quarterly return was 7.16% (for the quarter ended March 31, 2006); and the lowest quarterly return was -2.05% (for the quarter ended September 30, 2007).


Meridian Equity Income Fund(R)

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 2006)

                                                        ---------------------------
                                                          ONE      SINCE INCEPTION
MERIDIAN EQUITY INCOME FUND(R)                           YEAR    (JANUARY 31, 2005)
                                                        ---------------------------
  Return Before Taxes                                   19.56%         13.16%
  Return After Taxes on Distributions(1)                18.72%         12.49%
  Return After Taxes on Distributions and Sale of Fund
     Shares(1 2)                                        12.80%         10.90%

-----------------------------------------------------------------------------------

  S&P 500(R) Index (reflects no deduction for fees,
     expenses, or taxes)                                15.78%         12.16%

-----------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401 (k) plans or individual retirement accounts.

(2) The Fund's returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

CALCULATION METHOD FOR AFTER-TAX RETURNS

     The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the Securities and Exchange Commission ("SEC") rules using the following assumptions:

     - After-tax returns are calculated using the highest historical individual federal income tax rates for each taxable component of the distribution.

     - Distributions were invested after deducting the taxes due on those distributions.

     - Holding periods were determined based on the actual purchase and distribution dates.

     - "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.

     - "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.

     - The calculations do not include foreign, state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of federal alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     - After-tax returns are not relevant to tax exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts ("IRAs").


                                                  Meridian Equity Income Fund(R)

FEES AND EXPENSES

     The Fund has no sales, redemption (other than for redemptions within 60 days of purchase), exchange or account fees, although some institutions may charge you a fee for shares you buy through them. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load Imposed on Purchases                            NONE
-----------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Distributions             NONE
-----------------------------------------------------------------------
Maximum Deferred Sales Load                                        NONE
-----------------------------------------------------------------------
Redemption Fee                                                    2.00%(1)
-----------------------------------------------------------------------
Exchange Fee                                                       NONE
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
Management Fees                                                   0.91%
-----------------------------------------------------------------------
Rule 12b-1 Fees                                                    NONE
-----------------------------------------------------------------------
Other Expenses                                                    0.38%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                              1.29%(2)
-----------------------------------------------------------------------


(1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and will, under normal conditions, be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Short-Term Trading Policy" section of this Prospectus.


(2) The Investment Adviser has contractually agreed to reimburse the Fund for all ordinary operating expenses incurred by the Fund in excess of 1.25% of Fund assets through January 31, 2008. The Fund may repay the Investment Adviser the amount it has previously waived or reimbursed for up to three years following the reimbursement provided that Fund expenses do not exceed 1.25% after giving effect to any repayment by the Fund. The Investment Adviser has voluntarily agreed to continue to reimburse the Fund for all ordinary operating expenses incurred by the Fund in excess of 1.25% of Fund assets subsequent to January 31, 2008.



Meridian Equity Income Fund(R)

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 investment held in the Fund for the time periods indicated below

     - 5% annual return

     - redemption of all your shares at the end of each period indicated below

     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------
    1       3       5       10
  YEAR    YEARS   YEARS    YEARS
--------------------------------
  $127     $405    $704   $1,553
--------------------------------


* Please note that the Investment Adviser's contractual fee reduction through January 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3-year, 5-year and 10-year examples.


                                                  Meridian Equity Income Fund(R)

MERIDIAN GROWTH FUND(R)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Objective:                 The MERIDIAN GROWTH FUND(R) seeks long-term growth of
                           capital.

Principal Investment
Strategies:                The Fund seeks long-term growth of capital by
                           primarily investing in a diversified portfolio of publicly traded common stocks of U.S. companies.
                           Under normal circumstances, the Fund emphasizes growth companies that the Investment Adviser believes may have prospects for above average growth in revenues and earnings. These may include companies that are relatively small in terms of total assets, revenues and earnings.

                           The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest in debt and equity-related securities (including convertible debt securities and warrants), bonds rated A or better by Moody's, and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies.

                           The mix of the Fund's investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund's investment strategies.

                           The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer's circumstances or the political or economic outlook have changed. Bonds that are downgraded after purchase will be sold if the Investment Adviser determines that they no longer have the potential to meet the Fund's investment objective.

                           The Fund's investment objective is non-fundamental and may be changed by the Fund's Board without shareholder approval. Shareholders will receive at least 60 days' prior notice of any change to the Fund's objective.

Principal Investment
Risks: Because the value of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. Although MERIDIAN GROWTH FUND(R) makes every effort to achieve its objective of long-term growth of capital, it cannot

Meridian Growth Fund(R)
                           guarantee that the Investment Adviser's investment strategies or securities selection methods will achieve that objective. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                           The value of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies and may have a smaller market for their shares than large capitalization companies. Convertible securities may offer less market risk than owning common shares, but the potential for capital gain may be less than a common stock investment.

                           The value of the Fund's debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the values of these securities may fall. Debt securities are also subject to credit and liquidity risk. Credit risk is the risk that the entity that issued a debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Liquidity risk is the risk that the Fund may not be able to sell medium- and lower-grade debt securities because there are too few buyers for them.

                           The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also be a risk related to foreign investments.


                                                         Meridian Growth Fund(R)

PERFORMANCE

     The bar chart and performance table on this page show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The bar chart shows changes in the year-to-year performance of the Fund. The table below it compares the performance of the Fund over time to the Russell 2000 Index, a broad-based index of 2000 mid- and small-capitalization stocks.

     Both the chart and table assume reinvestment of distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31





[BAR CHART]

1997                 19.23%
1998                  3.09%
1999                 13.33%
2000                 28.20%
2001                 14.76%
2002                -17.82%
2003                 47.90%
2004                 14.47%
2005                  0.33%
2006                 15.81%




For the period January 1, 2007 through September 30, 2007, the aggregate (non-annualized) total return of the Fund was 9.05% versus 3.16% for the Russell 2000 Index.

During the period covered by this bar chart, the Fund's highest quarterly return was 20.96% (for the quarter ended June 30, 2003); and the lowest quarterly return was -18.79% (for the quarter ended September 30, 1998).


Meridian Growth Fund(R)

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 2006)

                                            -------------------------------------------
                                              ONE       5       10      SINCE INCEPTION
MERIDIAN GROWTH FUND(R)                      YEAR     YEARS    YEARS   (AUGUST 1, 1984)
                                            -------------------------------------------
  Return Before Taxes                       15.81%   10.08%   12.73%        13.98%
  Return After Taxes on Distributions(1)    14.35%    9.42%    9.43%        11.34%
  Return After Taxes on Distributions and
     Sale of Fund Shares(1 2)               11.81%    8.61%    8.99%        10.97%
---------------------------------------------------------------------------------------
  Russell 2000 Index (reflects no
     deduction for fees, expenses, or
     taxes)                                 18.37%   11.39%    9.44%        11.66%
---------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401 (k) plans or individual retirement accounts.

(2) The Fund's returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

CALCULATION METHOD FOR AFTER-TAX RETURNS

     The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the SEC rules using the following assumptions:

     - After-tax returns are calculated using the highest historical individual federal income tax rates for each taxable component of the distribution.

     - Distributions were invested after deducting the taxes due on those distributions.

     - Holding periods were determined based on the actual purchase and distribution dates.

     - "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.

     - "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.

     - The calculations do not include foreign, state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of federal alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     - After-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.


                                                         Meridian Growth Fund(R)

FEES AND EXPENSES

     The Fund has no sales, redemption (other than for redemptions within 60 days of purchase), exchange or account fees, although some institutions may charge you a fee for shares you buy through them. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load Imposed on Purchases                            NONE
-----------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Distributions             NONE
-----------------------------------------------------------------------
Maximum Deferred Sales Load                                        NONE
-----------------------------------------------------------------------
Redemption Fee                                                    2.00%(1)
-----------------------------------------------------------------------
Exchange Fee                                                       NONE
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
Management Fees                                                   0.76%
-----------------------------------------------------------------------
Rule 12b-1 Fees                                                    NONE
-----------------------------------------------------------------------
Other Expenses                                                    0.08%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.84%
-----------------------------------------------------------------------



 (1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and will under normal conditions, be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Short-Term Trading Policy" section of this Prospectus.


Meridian Growth Fund(R)

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 investment held in the Fund for the periods indicated below

     - 5% annual return

     - redemption of all your shares at the end of each period indicated below

     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------
        1                 3                  5                 10
      YEAR              YEARS              YEARS              YEARS
------------------------------------------------------------------------
       $86              $268               $466              $1,037
------------------------------------------------------------------------




                                                         Meridian Growth Fund(R)

MERIDIAN VALUE FUND(R)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Objective:                 The MERIDIAN VALUE FUND(R) seeks long-term growth of
                           capital.

Principal Investment
Strategies:                The Fund seeks long-term growth of capital by
                           primarily investing in a diversified portfolio of publicly traded common stocks of U.S. companies.

                           Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer's long-term earning power or asset value, or the stock market in general. The Fund generally sells investments when the Investment Adviser concludes that they are fully valued.

                           The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest in debt and equity-related securities (such as convertible debt securities, bonds and warrants) and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies.

                           The mix of the Fund's investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund's investment objective within the Fund's investment strategies.

                           The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as "junk bonds." These are bonds that are rated Ba or below by Moody's or BB or below by S&P, or are unrated but of comparable quality as determined by the Investment Adviser. The Fund may invest up to 10% of its total assets in securities rated below Ca by Moody's or C by S&P, or are unrated but of comparable quality.

                           The Fund may purchase high yield bonds that the Investment Adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions for the issuers.

                           The Fund's investment objective is non-fundamental and may be changed by the Fund's Board without shareholder approval.

Meridian Value Fund(R)

                           Shareholders will receive at least 60 days' prior notice of any change to the Fund's objective.

Principal Investment
Risks: Because the value of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. Although MERIDIAN VALUE FUND(R) makes every effort to achieve its objective of long-term growth of capital, it cannot guarantee that the Investment Adviser's investment strategies or securities selection methods will achieve that objective. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                           The value of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies and may have a smaller market for their shares than large capitalization companies. Convertible securities may offer less market risk than owning common shares, but the potential for capital gain may be less than a common stock investment.

                           The value of the Fund's debt and fixed income securities fluctuate in response to movements in interest rates. If interest rates rise, the value of these securities generally falls; if interest rates fall, the value generally rises. The longer the average maturity of the Fund's debt or fixed income portfolio, the greater the change in value. The value of the Fund's convertible securities are also affected by interest rates. The value of any of the Fund's debt or fixed income investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are speculative and are subject to greater volatility and risk of loss through default than investment grade securities, particularly in deteriorating economic conditions. Debt securities are also subject to liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell medium- and lower-grade debt securities because there are too few buyers for them.

                           The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also be a risk related to foreign investments.


                                                          Meridian Value Fund(R)

PERFORMANCE

     The bar chart and performance table on this page show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The bar chart shows changes in the year-to-year performance of the Fund. The table below it compares the performance of the Fund over time to the S&P 500(R) Index, a widely recognized index of U.S. common stocks.

     Both the chart and table assume reinvestment of distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31





[BAR CHART]

1997                 21.37%
1998                 18.94%
1999                 38.28%
2000                 37.14%
2001                 11.70%
2002                -13.36%
2003                 34.71%
2004                 15.10%
2005                  2.92%
2006                 18.67%






For the period January 1, 2007 through September 30, 2007 the aggregate (non-annualized) total return of the Fund was 8.03% versus 9.11% for the S&P 500(R) Index.

During the period covered by this total return chart, the Fund's highest quarterly return was 25.01% (for the quarter ended June 30, 1999); and the lowest quarterly return was -17.46% (for the quarter ended September 30, 1998).


Meridian Value Fund(R)

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 2006)

                                         ----------------------------------------------
                                           ONE       5       10       SINCE INCEPTION
MERIDIAN VALUE FUND(R)                    YEAR     YEARS    YEARS   (FEBRUARY 10, 1994)
                                         ----------------------------------------------
  Return Before Taxes                    18.67%   10.41%   17.50%          17.40%
  Return After Taxes on
     Distributions(1)                    16.05%    9.01%   15.25%          15.45%
  Return After Taxes on Distributions
     and Sale of Fund Shares(1 2)        15.08%    8.81%   14.55%          14.80%
---------------------------------------------------------------------------------------
  S&P 500(R) Index (reflects no
     deductions for fees, expenses or
     taxes)                              15.78%    6.19%    8.42%          10.70%
---------------------------------------------------------------------------------------



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401 (k) plans or individual retirement accounts.

(2) The Fund's returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

CALCULATION METHOD FOR AFTER-TAX RETURNS

     The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the SEC rules using the following assumptions:

     - After-tax returns are calculated using the highest historical individual federal income tax rates for each taxable component of the distribution.

     - Distributions were invested after deducting the taxes due on those distributions.

     - Holding periods were determined based on the actual purchase and distribution dates.

     - "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.

     - "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.

     - The calculations do not include foreign, state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of federal alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     - After-tax returns are not relevant to tax exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.


                                                          Meridian Value Fund(R)

FEES AND EXPENSES

     The Fund has no sales, redemption (other than for redemptions within 60 days of purchase), exchange or account fees, although some institutions may charge you a fee for shares you buy through them. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load Imposed on Purchases                            NONE
-----------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Distributions             NONE
-----------------------------------------------------------------------
Maximum Deferred Sales Load                                        NONE
-----------------------------------------------------------------------
Redemption Fee                                                    2.00%(1)
-----------------------------------------------------------------------
Exchange Fee                                                       NONE
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
Management Fees                                                   1.00%
-----------------------------------------------------------------------
Rule 12b-1 Fees                                                    NONE
-----------------------------------------------------------------------
Other Expenses                                                    0.08%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                              1.08%
-----------------------------------------------------------------------


 (1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and will, under normal conditions, be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Short-Term Trading Policy" section of this Prospectus.


Meridian Value Fund(R)

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     - $10,000 investment held in the Fund for the time periods indicated below

     - 5% annual return

     - redemption of all your shares at the end of each period indicated below

     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------
        1                 3                  5                 10
      YEAR              YEARS              YEARS              YEARS
------------------------------------------------------------------------
      $110              $343               $595              $1,317
------------------------------------------------------------------------




                                                          Meridian Value Fund(R)

--------------------------------------------------------------------------------
                FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES,
                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

GENERAL

In selecting investments to achieve the objective of long-term growth of capital (and, for the MERIDIAN EQUITY INCOME FUND(R), long-term growth of capital along with income), the Investment Adviser considers the economic outlook and political conditions as well as issuer-specific criteria. In addition to the factors described below, those criteria include the issuer's growth relative to its price-earnings ratio, its financial strength and management practices and abilities, other valuation criteria, and the value of the individual securities relative to other investment alternatives.

The application of each Fund's investment policies depends on the Investment Adviser's judgment. The proportions of a Fund's assets invested in equity or debt securities or cash equivalents, particular industries, and specific issues will shift from time to time in accordance with the Investment Adviser's judgment.

Each Fund's investment objective and its investment policies other than those listed as "fundamental" in the Statement of Additional Information ("SAI") may be changed by the Board of Directors without shareholder approval. Any such changes may result in a Fund having investment objectives or policies different from those which you considered appropriate at the time you invested in the Fund.

In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the SAI.

EQUITY INCOME INVESTING

The MERIDIAN EQUITY INCOME FUND(R) seeks to invest in equity securities that produce income. The Investment Adviser primarily focuses on companies with the potential for paying higher than average dividends. In addition to common stocks, equity securities may include preferred stock as well as convertible bonds. The Fund may also invest in securities not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

GROWTH INVESTING

The companies in which the MERIDIAN GROWTH FUND(R) invests may have prospects for above-average growth in earnings and revenues because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. The Fund may also invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

VALUE INVESTING

Securities in which the MERIDIAN VALUE FUND(R) invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earning prospects of the company. If, in the Investment Adviser's opinion, a stock has reached a fully valued position, it generally will be, but need not be, sold and replaced by securities which are deemed to be undervalued in the marketplace.

The MERIDIAN VALUE FUND(R)'s policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective, including the MERIDIAN GROWTH FUND(R). Many such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

PORTFOLIO TURNOVER

Short-term trading is not a principal investment strategy nor is it intended to be the primary means by which any Fund achieves its long-term investment objective. Each Fund, however, may, depending on individual company, general market, economic, or other conditions, find it necessary to engage in active and frequent trading of portfolio securities to achieve its investment objective. Each Fund's annual portfolio turnover rate may exceed 100%, but in the case of the MERIDIAN GROWTH FUND(R) is not expected to exceed 100% and in the case of the MERIDIAN EQUITY INCOME FUND(R) and the MERIDIAN VALUE FUND(R) is not expected to exceed 200%. The Funds' portfolio turnover rates and the resultant commission expenses may be higher on a relative basis than those of other mutual funds. See "Financial Highlights" for the Funds' past portfolio turnover rates. Frequent trading can result in short-term capital gains to the Funds, which are taxed as ordinary income when distributed to shareholders. A higher portfolio turnover rate will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's shareholders.

RISKS OF INVESTING IN SMALLER, NEWER COMPANIES

Each Fund may invest in securities of companies with any capitalization across a broad range of industries. Each Fund's portfolio may include securities of smaller companies and less-seasoned companies that have limited operating histories and may not yet be profitable. These may include companies classified as mid-cap and micro-cap. Investments in these companies offer opportunities for capital gain, but involve significant risks, including limited product lines, markets or financial resources, dependence on a key group of managers, the absence of a ready market for the securities (or securities which trade less frequently or in a limited volume, or only in the over-the-counter market or on a regional stock exchange), volatility of the stock price, and in the case of unseasoned companies, the untested long-term viability of the firms' operations. A Fund will not invest in a company having an operating history of less than three years if, immediately after and as a result of that investment, the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets.

DEBT SECURITIES

Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

HIGH YIELD BONDS

The MERIDIAN GROWTH FUND(R) will only purchase bonds rated A or better (or, if unrated, are considered by the Investment Adviser to be of equivalent credit rating). The MERIDIAN VALUE FUND(R) and the MERIDIAN EQUITY INCOME FUND(R) may purchase high-yield, high-risk bonds (bonds rated less than Baa or BBB by Moody's), which typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. High-yield, high-risk bonds' values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated less than Baa or BBB are considered speculative. Bonds rated Ca or CC are described by Moody's as "speculative in a high degree; often in default or having other marked shortcomings." See Exhibit A to the SAI for a complete description of the bond ratings.

FOREIGN SECURITIES

Each Fund may invest in the securities of non-U.S. companies, including securities in emerging markets. These companies are not subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. Emerging market securities, in particular, involve greater risk and may be more volatile than those companies in more developed markets. For example, political and economic structures in less developed countries may change rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency fluctuations, which could adversely affect their economies and securities markets. In general, there may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory levels of taxation and withholding; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce overall risk because it provides greater diversification opportunities. Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.

DEFENSIVE INVESTMENTS

When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market conditions warrant the reduction of some or all of a Fund's equity securities holdings, a Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. During such periods, a Fund may hold a portion or all of its assets in corporate debt obligations, preferred stocks, cash or money market instruments. A Fund may not achieve its investment objective while it is investing defensively.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies regarding disclosure of the Funds' portfolio holdings can be found in the Funds' SAI and on the Funds' website at www.meridianfund.com.

--------------------------------------------------------------------------------
                           ORGANIZATION AND MANAGEMENT

--------------------------------------------------------------------------------

MERIDIAN FUND, INC.(R)

MERIDIAN FUND, INC.(R) ("Meridian") is a no-load, open-end, diversified management investment company consisting of three separate portfolios, the MERIDIAN EQUITY INCOME FUND(R), the MERIDIAN GROWTH FUND(R) and the MERIDIAN VALUE FUND(R).

THE INVESTMENT ADVISER

Meridian has retained as investment adviser Aster Investment Management Co., Inc. (the "Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Investment Adviser is an investment adviser for individuals and institutions. The Investment Adviser manages the investments of the Funds' portfolios, provides administrative services and manages Meridian's other business affairs. These services are subject to general oversight by Meridian's Board of Directors.

The Investment Adviser is a professional investment management organization founded in 1977. Richard F. Aster, Jr. owns substantially all of the Investment Adviser, and is President and a Director of Meridian and of the Investment Adviser.

PORTFOLIO MANAGER


RICHARD F. ASTER, JR. has managed the MERIDIAN EQUITY INCOME FUND(R), the MERIDIAN GROWTH FUND(R) and the MERIDIAN VALUE FUND(R) since each Fund's inception. The MERIDIAN VALUE FUND(R) is managed by a team of research analysts with Mr. Aster as the Portfolio Manager and James England, CFA as Assistant Portfolio Manager. The research analyst team is comprised of Larry Cordisco and James O'Connor. The MERIDIAN GROWTH FUND(R) is managed by Mr. Aster with the assistance of research analysts Talal Qatato and William Tao. Mr. Aster is responsible for the management of the MERIDIAN EQUITY INCOME FUND(R) with assistance of James O'Connor. Mr. Aster has been President of Aster Investment Management Co., Inc. for over twenty-nine years.


JAMES ENGLAND, CFA has been an analyst with the Adviser since August 2001. Before joining the Adviser, Mr. England was an equities derivatives trader with TD Securities from 2000 to 2001.

LARRY CORDISCO has been an analyst with the Adviser since September 2003. From 2000 to 2003, Mr. Cordisco was an Associate Analyst in investment research at Bank of America Securities.


JAMES O'CONNOR, CFA has been an analyst with the Adviser since January 2004. From 2003-2004, Mr. O'Connor was a Research Associate with RBC Dain Rauscher. Mr. O'Connor was an Investment Bank Intern at RSM Equico in 2002. From 2000-2001, Mr. O'Connor was a Compliance Associate at Thomas Weisel Partners.


TALAL QATATO, CFA has been an analyst with the Adviser since May 2005. Before joining the Adviser, Mr. Qatato was a technology equity analyst with Friess Associates from 2000 to 2005.


WILLIAM TAO, CFA has been an analyst with the Adviser since June 2007. From 1999 to 2002, Mr. Tao was a research associate with Credit Suisse First Boston. From 2003 to 2004, Mr. Tao was a research associate with Friedman, Billings & Ramsey, and with BMO Capital Markets from 2004 to 2007.



The Statement of Additional Information provides additional information about Richard Aster Jr., James England, Larry Cordisco, James O'Connor, Talal Qatato and William Tao, including their compensation structure, other accounts they manage and their ownership of securities in the Funds.

MANAGEMENT FEES AND OTHER EXPENSES


Management Fees. MERIDIAN EQUITY INCOME FUND(R) pays the Investment Adviser an annual fee of 1% of the first $10 million of the Fund's average daily net assets, 0.9% of the next $20 million of the Fund's average daily net assets, 0.8% of the next $20 million of the Fund's average daily net assets and 0.7% of the Fund's average daily net assets in excess of $50 million. MERIDIAN GROWTH FUND(R) pays the Investment Adviser an annual fee of 1.00% of the first $50 million of the Fund's average daily net assets and 0.75% of the Fund's average daily net assets in excess of $50 million. MERIDIAN VALUE FUND(R) pays the Investment Adviser an annual fee of 1.00% of the Fund's average daily net assets. The management fees are computed daily and paid monthly. For the fiscal year ended June 30, 2007, the Investment Adviser received an investment advisory fee of 0.91% of the average daily net assets for the Meridian Equity Income Fund(R), 0.76% of the average daily net assets for the MERIDIAN GROWTH FUND(R) and 1.00% of the average daily net assets for the MERIDIAN VALUE FUND(R). A discussion regarding the basis for the Board of Directors' approval of the Investment Management Agreement between the Investment Adviser and Meridian on behalf of the MERIDIAN GROWTH FUND(R) and MERIDIAN VALUE FUND(R) and the Investment Management Agreement between the Investment Adviser and Meridian on behalf of the MERIDIAN EQUITY INCOME FUND(R) is currently available in the annual report to shareholders dated June 30, 2007.


Expenses. Each Fund will pay all of its own expenses. Expenses which relate to all Funds (such as, for example, the fees and expenses paid to the Meridian Directors) will be allocated among the Funds by the Investment Adviser in a reasonable manner.

The Investment Adviser has contractually agreed to reimburse the MERIDIAN GROWTH FUND(R) and the MERIDIAN VALUE FUND(R) in the amount, if any, by which the aggregate operating expenses of the Fund in any fiscal year exceed 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of the average net assets, and l.5% of the remaining average net assets. The Investment Adviser has contractually agreed to reimburse certain expenses of the MERIDIAN EQUITY INCOME FUND(R) in order to limit aggregate operating expenses of the Fund to 1.25% of the Fund's average net assets through January 31, 2008 and has voluntarily agreed to limit expenses to 1.25% of the Fund's average net assets subsequent to January 31, 2008.


The Board of Directors has authorized the MERIDIAN EQUITY INCOME FUND(R) to carry forward the expenses in excess of the expense limitation that were waived or reimbursed by the Investment Adviser through January 31, 2008, for a period not to exceed three years from the date on which a waiver or reimbursement was made, and to repay the Investment Adviser such amounts, provided that the Fund is able to effect such repayment while still maintaining the expense limitation. Either the Fund or the Investment Adviser can modify or terminate these arrangements at any time. Any reimbursement or repayment will be on a monthly basis, subject to year-end adjustment. Interest expense, taxes and capital items such as brokerage fees and commissions are not included as expenses for these purposes.


THE TRANSFER, REDEMPTION AND DISBURSING AGENT

PFPC Inc. ("PFPC") serves as Transfer, Redemption and Disbursing Agent to each Fund. PFPC's address is 760 Moore Rd., King of Prussia, PA 19406.

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, serves as Custodian of all securities and funds owned by the Funds.

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

INITIAL PURCHASE

Minimum Initial Investment. You must invest at least $1,000 to purchase shares when you open an account in a Fund.

Shares of the Funds may be purchased at the next net asset value ("NAV") per share of the Fund determined after receipt of a properly completed application by the Transfer Agent, PFPC. Purchase orders that are received by the Transfer Agent before 4:00 p.m Eastern Time will be made at that day's NAV. You may purchase shares from a Fund by sending a signed, completed application form and a check drawn on a U.S. bank, payable in U.S. dollars:

VIA REGULAR MAIL TO:
MERIDIAN FUND, INC.(R)
c/o PFPC Inc.
P.O. Box 9792
Providence, RI 02940

If you are sending applications, checks or other communications to a Fund VIA EXPRESS DELIVERY, REGISTERED OR CERTIFIED MAIL, send to:

MERIDIAN FUND, INC.(R)
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Meridian does not accept purchases by third party checks, traveler's checks, credit card checks, cashier's checks, starter checks from newly established checking accounts, credit cards, cash or money orders.

The Funds reserve the right to suspend or modify the continuous offering of their shares.

Application Forms and Questions.  Call Shareholder Services at 1-800-446-6662.

You can download application forms, Prospectus, and shareholder reports from our web site at www.meridianfund.com.

Payments by Wire. If you want to pay for your initial shares by wiring funds, call Shareholder Services at 1-800-446-6662 directly to have an account number assigned and make arrangements for the timely submission of the application form. See "Purchases By Wire" for further instructions.

Purchases through Third Parties. Third party dealers may have different investment limits, fees and policies for buying and selling shares than are described in this Prospectus. In addition, Meridian assumes no liability for the failure of third party dealers to transmit your order promptly or accurately to the Funds.

TAX-DEFERRED PLANS

You may be entitled to invest in the Funds through a tax-deferred account (a "Plan Account"), such as an Individual Retirement Account ("IRA"), a Simplified Employee Pension Plan ("SEP-IRA"), a Roth IRA, or a Coverdell Education Savings Account. There is no service charge for the purchase of Fund shares through a Plan Account but there is an annual maintenance fee of $12 per each Fund held in a Plan Account. PFPC Trust Company serves as custodian for Plan Accounts offered by Meridian. For more information about Plan Accounts, along with the necessary materials to establish a Plan Account, call 1-800-446-6662 or

WRITE TO:
MERIDIAN FUND, INC.(R)
c/o PFPC Inc.
P.O. Box 9792
Providence, RI 02940

You should consult your own tax advisers regarding the tax consequences to you of establishing or purchasing Fund shares through a Plan Account.

ADDITIONAL PURCHASES

Once you have opened an account, you may buy additional shares at any time by sending the stub from your last statement, together with a check drawn on a U.S. bank for at least $50, payable in U.S. dollars:

VIA REGULAR MAIL TO:
MERIDIAN FUND, INC.(R)
c/o PFPC Inc.
P.O. Box 9792
Providence, RI 02940

VIA EXPRESS DELIVERY, REGISTERED OR CERTIFIED MAIL TO:

MERIDIAN FUND, INC.(R)
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Share purchase confirmations will include a form for sending additional funds. You must include your account number.

KEEPING YOU INFORMED

After you invest, during the year we will send you the following communications:

- confirmation statements

- account statements, mailed after the close of each calendar quarter

- annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

- quarterly reports, mailed approximately 45 days after March 31 and September
  30

- 1099 tax form, mailed by January 31

- annual updated Prospectus, mailed to existing shareholders in the fall

In order to reduce shareholder expenses, we may, if prior consent has been provided, mail only one copy of a Fund's Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-446-6662. If your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

PURCHASES BY WIRE

You may wire funds to Meridian. You should make arrangements so that your funds arrive at the same time as your instructions for the purchase of shares by calling Shareholder Services at 1-800-446-6662. Transfer funds by wire via the Federal Reserve Wire System as follows:

PNC Bank
Pittsburgh, PA
ABA No.:031000053
FFC Account number: 86-0690-5521
Attn: (MERIDIAN EQUITY INCOME FUND(R),
MERIDIAN GROWTH FUND(R) or MERIDIAN
VALUE FUND(R))
Meridian Fund Account Name
Meridian Fund Account Number

PNC Bank and Meridian are not liable for any loss incurred by delay in receiving money submitted by wire transfer.

AUTOMATIC INVESTMENT PLAN

The automatic investment plan provides a convenient method to have monies deducted directly from your bank or checking account for investment in the Funds. You may open an automatic investment plan account with a $1,000 initial purchase and a minimum $50 monthly investment. To begin participating in this plan, please contact Shareholder Services at 1-800-446-6662. If you have an existing account that does not include the automatic investment plan, you can contact Shareholder Services at 1-800-446-6662 to establish an automatic investment plan. The Funds may alter, modify or terminate this plan at any time.

AUTOMATED CLEARING HOUSE PURCHASES

Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

PURCHASES BY TELEPHONE

Meridian may, from time to time, accept telephone purchase orders from broker-dealers and institutions previously approved by Meridian. Meridian does not have a sales or service charge but those broker-dealers may charge you for their services.

IDENTITY VERIFICATION

To help the U.S. government fight the funding of terrorism and money-laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies persons opening accounts. To comply, we require your name, address, date of birth and government-issued identification number (generally, a Social Security Number) and other information that may help us identify you. We may ask for copies of related documentation and we may consult third party databases to help verify your identity.

PRICE OF SHARES

Each Fund sells its shares at the next NAV per share of the Fund determined after the Transfer Agent has received a properly completed application. NAV is computed as of the close of business of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern Time) each day that it is open for trading.

NAV is determined by totaling the value of all portfolio securities, cash and other assets, including accrued interest and dividends, held by a Fund, and subtracting from that total all liabilities, including accrued expenses. The total NAV is divided by the total number of shares outstanding to determine the NAV of each share. Securities in the Fund's portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board of Directors of Meridian believes would accurately reflect the securities' fair value. Fair value pricing, for example, may be used for high-yield debt securities when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. The fair valuation process is discussed more fully below. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

Short-term securities with original or remaining maturities more than 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Investment Adviser under the guidelines established by, and under the general supervision and responsibility of, the Funds' Board of Directors. The Investment Adviser may determine the fair value for securities that are thinly traded, illiquid, or where the Investment Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value the Funds' portfolio securities and their respective net asset values. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

For example, a Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Significant events that may impact the value of securities principally traded in foreign markets (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close and the time that the Fund calculates its net asset value. Because the frequency of significant events is not predictable, fair value pricing of certain common stocks may or may not occur on a frequent basis.

Shares will not be priced on the days on which the NYSE is closed for trading, and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGES BETWEEN FUNDS

You may exchange shares from one Fund to another Fund, subject to the minimum investment requirements of the Fund purchased. To exchange shares, write Meridian's Transfer Agent (see "How to Redeem and Transfer Shares") or, if you have submitted a signed Account Application which indicates that you have not declined the option, telephone 1-800-446-6662 toll-free. The Fund and its Transfer Agent employ reasonable procedures, including providing written confirmations, to confirm that the instructions received from any person with appropriate account information are genuine. If the Fund or its Transfer Agent fail to employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "How to Purchase Shares -- Price of Shares.")

EXCHANGES GENERALLY HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

EXCHANGE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

HOW TO REDEEM AND TRANSFER SHARES

BY MAIL

You may redeem shares of a Fund by mail by writing directly to Meridian's Transfer Agent, PFPC Inc., via regular mail at MERIDIAN FUND, INC.(R), c/o PFPC Inc., P.O. Box 9792, Providence, RI 02940 or via express delivery, registered or certified mail at MERIDIAN FUND, INC.(R), c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. If you send a redemption request to Meridian directly, rather than to its Transfer Agent, Meridian will forward your request to the Transfer Agent, but the effective date of redemption may be delayed until the request is received by the Transfer Agent.

You must sign the redemption request exactly as your name appears on the registration form and must include the account number. If more than one person owns the shares, all owners must sign the redemption request exactly as their names appear on the registration form.

If applicable, you must deliver any physical stock certificates for shares to be redeemed together with the signed redemption request.

The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

If the address of record has been changed within 30 days of a redemption request, a medallion signature guarantee is required to process the request to protect against fraud.

Medallion signature guarantees, when required as described below, and any additional documents required by Meridian for shares owned by corporations, executors, administrators, trustees or guardians, also must accompany the redemption request. A request for redemption will not be processed until all of the necessary documentation is complete and has been received by the Transfer Agent. If you have questions about what documents are required, call Shareholder Services at 1-800-446-6662.

BY TELEPHONE

Unless you have declined the option in your account application, you may redeem shares of a Fund by telephone by calling Shareholder Services at 1-800-446-6662 during normal business hours.

You may elect at any time to use the telephone redemption service. You may make that election on the initial application form or on other forms prescribed by the Fund. An executed authorization form must be on file with the Transfer Agent before you may use the service. Share certificates for the shares being redeemed must be held by the Transfer Agent. A corporation (or partnership) also must submit a corporate resolution (or certificate of partnership) indicating the names, titles and the required number of signatures authorized to act on its behalf. The authorization form must be signed by a duly authorized officer(s) and the corporation seal affixed.

The Funds provide written confirmation of transactions initiated by telephone to confirm that telephone transactions are genuine. If a Fund or the Transfer Agent fails to employ this and other reasonable procedures, the Fund or the Transfer Agent may be liable.

When using the telephone redemption service, you must give the full registration name, address, number of shares or dollar amount to be redeemed, Fund account number and name of the Fund in order for the redemption request to be processed.

PFPC and Meridian reserve the right to refuse any telephone instructions and may discontinue these redemption options upon 30 days written notice.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

REDEMPTION BY WIRE

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for the ACH service; however, please allow 2 to 3 business days for the transfer of money to reach your banking institution.

SYSTEMATIC WITHDRAWAL PLAN

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call Shareholder Services at 1-800-446-6662 to request a form to start a systematic withdrawal plan.

REDEMPTION PRICE AND CONDITIONS

All shares of the Funds may be redeemed at the next NAV per share of the Fund determined after receipt of a redemption request by mail or telephone as described above, by the Transfer Agent. Because the NAV of a Fund's shares will fluctuate as a result of changes in the market value of the securities it owns, the amount you receive upon redemption may be more or less than the amount you paid for the shares. (See "How to Purchase Shares -- Price of Shares.") Payment for shares redeemed in writing or by telephone, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date. Under normal conditions, each Fund imposes a 2.00% short-term redemption fee when shares of the Fund are redeemed within 60 days of purchase (see "Short-Term Trading Policy"). Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided in this Prospectus cannot be accepted. The Funds may suspend the right of redemption or postpone the date of payment during any period when: (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) an emergency exists making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable or
(3) the SEC has by order permitted such suspension for the protection of the Funds' shareholders.

Investment dealers handling redemption transactions may charge you for the service. Requests for redemptions will be honored but payment will be withheld until checks (including certified checks) received for the shares purchased have cleared, which can take as long as fifteen calendar days from date of purchase. If you have questions about the proper form for redemption, call Shareholder Services at 1-800-446-6662.

MANDATORY REDEMPTION

If your account in a Fund falls below $750 for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we reserve the right to redeem your shares and send you the proceeds. You will be given at least 60 days notice to bring the account up to the minimum level before involuntary redemption.

MEDALLION SIGNATURE GUARANTEE

To prevent fraudulent redemptions, Meridian requires that the signature of each shareholder be medallion guaranteed for all redemptions greater than $25,000 or those directed to an address or individual other than the holder of record.

Signatures must be guaranteed through a "medallion" program. A "medallion" signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

The medallion signature guarantees must appear, together with the signatures of the registered owners on one of the following: (1) a written request for redemption, which identifies clearly the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed, (2) a separate instrument of assignment which should specify the total number of shares to be redeemed (this "stock power" may be obtained from Meridian or PFPC, or from most banks and stockbrokers), or (3) all stock certificates tendered for redemption, or on the letter of stock power if shares are held by the Transfer Agent.

OTHER DOCUMENTS

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds' shareholder servicing agent at 1-800-446-6662.

SHARE TRANSFERS

You may transfer shares of a Fund by delivering to PFPC: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See "Medallion Signature Guarantee.") Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. If you have questions about the documents required, call Shareholder Services at 1-800-446-6662. If the transfer establishes a new account, you must also submit a new application. Meridian is not bound to record any transfer on the stock transfer books maintained by PFPC until PFPC has received all required documents.

SHORT-TERM TRADING POLICY

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds are not intended to accommodate frequent purchases and redemptions of shares by shareholders. Short-term trading (sometimes known as "market timing") into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders of a Fund. Short-term trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. With this in mind, the Board of Directors has adopted a Short-Term Trading Policy (the "Policy"). Under the Policy, to discourage short-term trading in Fund shares, each Fund imposes a 2.00% short-term redemption fee when shares of a Fund are redeemed (either by selling or exchanging into another Fund) within 60 days of purchase. The short-term redemption fee is not a sales charge and it is not a sales commission. The short-term redemption fee is withheld from gross redemption proceeds and is retained by a Fund. The short-term redemption fee does not apply to: (1) shares acquired through reinvestment of dividends and other Fund distributions, (2) systematic purchases and redemptions, (3) required distributions or return of excess contributions from retirement accounts, (4) certain hardship situations such as death or disability, or (5) redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder.


The Policy specifies that shares will be redeemed in the following order: first, shares acquired through reinvestment of dividends and other fund distributions; second, shares held more than 60 days; and third, shares held for 60 days or less (subject to a 2.00% short-term redemption fee). Holding periods are determined based on a first-in first-out method. Shareholders will normally comply with the Funds' policy regarding short-term trading by allowing 60 days to pass after each investment before they sell or exchange a Fund's shares. Exchanges involve a redemption of shares and are subject to the redemption fee. The Funds may take action if shares are held longer than 60 days if the trading is disruptive for other reasons such as unusually large trade size. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive than those that are otherwise stated in this Prospectus. The Funds reserve the right to modify the terms of, or terminate, the short-term redemption fee at any time. The Funds and their agent also reserve the right to refuse any purchase order, at any time, by any investor or group of investors for any reason.

The Policy is subject to limitations on the Funds' ability to detect and curtail short-term or disruptive trading practices. Shareholders seeking to engage in short-term trading practices may use a variety of strategies to avoid detection. Despite the best efforts of the Funds or their agents to prevent short-term or disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail short-term trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always identify or reasonably detect excessive short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus accounts are commonly used by financial intermediaries and benefit plans. Omnibus accounts allow multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares using a single account where the identity of the individual shareholder(s) is not known to the Funds or their agents. If an individual shareholder in an omnibus account can be identified, they will be subject to the redemption fee.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Meridian to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) your mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Meridian. To the extent permitted by applicable law, Meridian reserves the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV.

DISTRIBUTIONS AND TAX STATUS

DISTRIBUTIONS

Meridian declares and pays annually to the shareholders of each Fund distributions from the Fund's net investment income, if any. The amount depends on earnings, the financial condition of the Fund and other factors. We will distribute any net realized capital gains to shareholders annually. A Fund may make additional distributions of any net investment income or net realized capital gains near or following the end of the calendar year.

We will automatically reinvest all distributions in shares, at NAV (without sales charge), unless you otherwise instruct the Transfer Agent in writing.

The NAV of shares will be reduced by the amount of your distributions. If you purchase Fund shares shortly before the record date for a distribution, you will pay the full price for the shares and receive some portion of the price back as a taxable distribution. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation, which may result in future taxable distributions.

UNDELIVERABLE DISTRIBUTION CHECKS

If you choose to receive distributions in cash and distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

FEDERAL INCOME TAXES

This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. It does not apply to tax-exempt or foreign shareholders or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA. This discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Additional federal income tax considerations are discussed in the SAI.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and net realized capital gains, if any. Distributions to you of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable as ordinary income. Distributions to you of a Fund's net long-term capital gain, if any, generally are taxable as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced maximum 15% rate of tax. A

Fund's net long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for portfolio securities producing such dividends. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, distributions from a Fund are taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares.

You will be notified in January of each year about the federal tax status of distributions made by the Funds for the prior year.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, all or a portion of capital losses realized on the redemption or exchange of Fund shares may be disallowed.

A Fund may be required to "back-up" withhold a portion of your distributions and redemption proceeds if you have not provided the Fund your taxpayer identification number in compliance with IRS rules and certified that you are not subject to back-up withholding. To avoid this, make sure you provide your correct tax identification number (Social Security number for most investors) and appropriate certification on your account application. If you do not provide us with a correct taxpayer identification number, you may also be subject to IRS penalties. The IRS may also instruct the Fund that you are subject to back-up withholding. The Funds may incur foreign taxes in connection with some of their foreign investments. In general, shareholders cannot deduct or claim a credit for these taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request and incorporated by reference in the SAI.

                         MERIDIAN EQUITY INCOME FUND(R)

Selected data for each share of capital stock outstanding throughout each period.

----------------------------------------------------------------------------------------
                                                                         FOR THE FISCAL
                                                                             PERIOD
                                                                        FROM JANUARY 31,
                                       FOR THE YEAR     FOR THE YEAR          2005
                                      ENDED JUNE 30,   ENDED JUNE 30,   THROUGH JUNE 30,
                                           2007             2006              2005+
----------------------------------------------------------------------------------------
 Net Asset Value -- Beginning of
     Period                                $11.05           $10.10           $10.00
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Income from Investment Operations
----------------------------------------------------------------------------------------
 Net Investment Income*                      0.18             0.15              0.06
----------------------------------------------------------------------------------------
 Net Gains on Securities (both
     realized and unrealized)                2.19             0.93              0.04
----------------------------------------------------------------------------------------
 Total From Investment Operations            2.37             1.08              0.10
----------------------------------------------------------------------------------------
 Less Distributions
----------------------------------------------------------------------------------------
 Distributions from Net Investment
     Income                                 (0.17)           (0.12)             0.00
----------------------------------------------------------------------------------------
 Distributions from Net Realized
     Capital Gains                          (0.11)           (0.01)             0.00
----------------------------------------------------------------------------------------
 Total Distributions                        (0.28)           (0.13)             0.00
----------------------------------------------------------------------------------------
 Net Asset Value -- End of Period          $13.14           $11.05            $10.10
----------------------------------------------------------------------------------------
 Total Return                              21.61%           10.75%             1.00%(1)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------
 Net Assets, End of Period (000's)        $43,188          $25,451            $8,412
----------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net
     Assets
     Before expense reimbursement           1.29%            1.67%             3.96%(2)
     After expense reimbursement            1.25%            1.25%             1.25%(2)
----------------------------------------------------------------------------------------
 Ratio of Net Investment Income
     (Loss) to Average Net Assets
     Before expense reimbursement           1.60%            1.38%            (0.60%)(2)
     After expense reimbursement            1.64%            1.80%             2.11%(2)
----------------------------------------------------------------------------------------
 Portfolio Turnover Rate                      37%              60%               25%
----------------------------------------------------------------------------------------



     * Net Investment Income per share has been computed before adjustments for book/tax differences.
     + The Fund commenced investment operations on January 31, 2005.
   (1) Not Annualized.

   (2) Annualized.

                             MERIDIAN GROWTH FUND(R)

Selected data for each share of capital stock outstanding throughout each period.

-------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE FISCAL YEAR ENDED JUNE 30,
-------------------------------------------------------------------------------------------------------------------------
                               2007         2006         2005         2004        2003       2002       2001       2000
-------------------------------------------------------------------------------------------------------------------------
 Net Asset
     Value -- Beginning
     of Year                $    38.54   $    35.77   $    35.38   $    27.24   $  28.10   $  31.30   $  29.45   $  26.28
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Income from Investment
     Operations
-------------------------------------------------------------------------------------------------------------------------
 Net Investment Income
     (Loss)*                      0.04        (0.01)       (0.07)       (0.04)     (0.08)     (0.12)      2.26       0.11
-------------------------------------------------------------------------------------------------------------------------
 Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)                     7.29         3.58         1.02         9.10      (0.11)     (0.24)      3.89       4.99
-------------------------------------------------------------------------------------------------------------------------
 Total From Investment
     Operations                   7.33         3.57         0.95         9.06      (0.19)     (0.36)      6.15       5.10
-------------------------------------------------------------------------------------------------------------------------
 Less Distributions
-------------------------------------------------------------------------------------------------------------------------
 Distributions from Net
  Investment Income              (0.01)        0.00         0.00         0.00      (0.06)      0.00      (2.44)     (0.15)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from Net
  Realized Capital Gains         (3.12)       (0.80)       (0.56)       (0.92)     (0.61)     (2.84)     (1.86)     (1.78)
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions             (3.13)       (0.80)       (0.56)       (0.92)     (0.67)     (2.84)     (4.30)     (1.93)
-------------------------------------------------------------------------------------------------------------------------
 Net Asset Value -- End
     of Year                $    42.74   $    38.54   $    35.77   $    35.38   $  27.24   $  28.10   $  31.30   $  29.45
-------------------------------------------------------------------------------------------------------------------------
 Total Return                   19.69%       10.08%        2.65%       33.65%     (0.20%)     0.42%     23.34%     21.45%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental
     Data
-------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Year
     (000's)                $2,066,750   $1,689,374   $1,693,564   $1,273,302   $448,393   $310,659   $182,117   $140,990
-------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to
     Average Net Assets          0.84%        0.85%        0.86%        0.88%      0.95%      1.02%      1.04%      1.09%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets             0.11%       (0.03%)      (0.21%)      (0.21%)    (0.47%)    (0.62%)    (0.26%)     0.31%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate           40%          29%          32%          19%        27%        26%        43%        28%
-------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
                            FOR THE FISCAL YEAR
                               ENDED JUNE 30,
-----------------------------------------------
                              1999       1998
-----------------------------------------------
 Net Asset
     Value -- Beginning
     of Year                $  33.26   $  33.20
-----------------------------------------------

-----------------------------------------------
 Income from Investment
     Operations
-----------------------------------------------
 Net Investment Income
     (Loss)*                    0.16       0.27
-----------------------------------------------
 Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)                  (0.50)      4.92
-----------------------------------------------
 Total From Investment
     Operations                (0.34)      5.19
-----------------------------------------------
 Less Distributions
-----------------------------------------------
 Distributions from Net
  Investment Income            (0.14)     (0.32)
-----------------------------------------------
 Distributions from Net
  Realized Capital Gains       (6.50)     (4.81)
-----------------------------------------------
 Total Distributions           (6.64)     (5.13)
-----------------------------------------------
 Net Asset Value -- End
     of Year                $  26.28   $  33.26
-----------------------------------------------
 Total Return                  3.05%     16.92%
-----------------------------------------------

-----------------------------------------------
 Ratios/Supplemental
     Data
-----------------------------------------------
 Net Assets, End of Year
     (000's)                $185,683   $296,803
-----------------------------------------------
 Ratio of Expenses to
     Average Net Assets        1.01%      0.95%
-----------------------------------------------
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets           0.49%      0.76%
-----------------------------------------------
 Portfolio Turnover Rate         51%        38%
-----------------------------------------------



   * Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

                             MERIDIAN VALUE FUND(R)

    Selected data for each share of capital stock outstanding throughout each period.

---------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE FISCAL YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------------------------
                              2007         2006         2005         2004         2003         2002        2001       2000
---------------------------------------------------------------------------------------------------------------------------
 Net Asset
     Value -- Beginning
     of Year               $    36.14   $    38.11   $    40.35   $    31.65   $    30.34   $    30.98   $  25.88   $ 22.29
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Income from Investment
     Operations
---------------------------------------------------------------------------------------------------------------------------
 Net Investment Income
     (Loss)*                     0.41         0.18         0.19         0.00        (0.03)       (0.05)      1.12      0.05
---------------------------------------------------------------------------------------------------------------------------
 Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)                    7.74         2.45         2.96         8.70         1.34        (0.51)      5.75      5.91
---------------------------------------------------------------------------------------------------------------------------
 Total From Investment
     Operations                  8.15         2.63         3.15         8.70         1.31        (0.56)      6.87      5.96
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions
---------------------------------------------------------------------------------------------------------------------------
 Distributions from Net
  Investment Income             (0.41)       (0.32)       (0.28)        0.00         0.00        (0.04)     (1.09)     0.00
---------------------------------------------------------------------------------------------------------------------------
 Distributions from Net
  Realized Capital
  Gains                         (5.09)       (4.28)       (5.11)        0.00         0.00        (0.04)     (0.68)    (2.37)
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions            (5.50)       (4.60)       (5.39)        0.00         0.00        (0.08)     (1.77)    (2.37)
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value -- End
     of Year               $    38.79   $    36.14   $    38.11   $    40.35   $    31.65   $    30.34   $  30.98   $ 25.88
---------------------------------------------------------------------------------------------------------------------------
 Total Return                  23.90%        7.35%        8.00%       27.49%        4.32%       (1.78%)    27.95%    29.63%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental
     Data
---------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of
     Year (000's)          $1,819,440   $1,686,874   $2,271,478   $2,226,590   $1,456,552   $1,297,207   $768,559   $87,930
---------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets            1.08%        1.09%        1.08%        1.09%        1.11%        1.12%      1.10%     1.41%
---------------------------------------------------------------------------------------------------------------------------
 Ratio of Net
  Investment Income
  (Loss) to Average Net
  Assets                        0.59%        0.49%        0.48%        0.01%       (0.12%)      (0.22%)     0.60%     0.39%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover
     Rate                         75%          58%          59%          81%          60%          54%        76%       86%
---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------
                             FOR THE FISCAL
                            YEAR ENDED JUNE
                                  30,
--------------------------------------------
                             1999      1998
--------------------------------------------
 Net Asset
     Value -- Beginning
     of Year               $ 19.30   $ 17.40
--------------------------------------------

--------------------------------------------
 Income from Investment
     Operations
--------------------------------------------
 Net Investment Income
     (Loss)*                 (0.10)    (0.19)
--------------------------------------------
 Net Gains (Losses) on
  Investments (both
  realized and
  unrealized)                 3.56      4.32
--------------------------------------------
 Total From Investment
     Operations               3.46      4.13
--------------------------------------------
 Less Distributions
--------------------------------------------
 Distributions from Net
  Investment Income           0.00      0.00
--------------------------------------------
 Distributions from Net
  Realized Capital
  Gains                      (0.47)    (2.23)
--------------------------------------------
 Total Distributions         (0.47)    (2.23)
--------------------------------------------
 Net Asset Value -- End
     of Year               $ 22.29   $ 19.30
--------------------------------------------
 Total Return               18.92%    26.05%
--------------------------------------------

--------------------------------------------
 Ratios/Supplemental
     Data
--------------------------------------------
 Net Assets, End of
     Year (000's)          $24,912   $12,196
--------------------------------------------
 Ratio of Expenses to
  Average Net Assets         1.63%     2.16%
--------------------------------------------
 Ratio of Net
  Investment Income
  (Loss) to Average Net
  Assets                    (0.65%)   (1.35%)
--------------------------------------------
 Portfolio Turnover
     Rate                     124%      133%
--------------------------------------------



   * Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

  THE FOLLOWING NOTICE DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED INTO
                                 THE PROSPECTUS.

--------------------------------------------------------------------------------
                  MERIDIAN FUND, INC.(R) PRIVACY POLICY NOTICE

--------------------------------------------------------------------------------

Meridian Fund, Inc.(R) shareholders are entitled to know how we protect personal information and how we limit disclosure.

INFORMATION SOURCES. We obtain nonpublic personal information about our shareholders from the following sources:

     - Applications or other forms

     - Transactions with us, our affiliates, or others

PROTECTION OF INFORMATION. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.

DISCLOSURE OF INFORMATION We may send your financial adviser or other individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.

SECURITY MEASURES. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc.(R) c/o PFPC Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc.(R) accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of our funds. If you have any questions or concerns, please contact us at the address or telephone number above.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For more information about MERIDIAN FUND, INC.(R) the following documents are available free upon request. You can download shareholder reports and the fund's Statement of Additional Information at no cost from our web site at www.meridianfund.com:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios.

In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

QUARTERLY REPORTS:

The Funds' quarterly reports to shareholders contain the holdings of the Funds' portfolios.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:

                             MERIDIAN FUND, INC.(R)
                                  C/O PFPC INC.
                                  P.O. BOX 9792
                              PROVIDENCE, RI 02940
                                  800-446-6662

You can also review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090

     - Free from the Commission's Website at http://www.sec.gov.

                    Investment Company Act File No. 811-4014

                     (MERIDIAN FUND, INCORPORATED(R) LOGO)

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2007


                             MERIDIAN FUND, INC.(R)

                                   ----------

                         MERIDIAN EQUITY INCOME FUND(R)

                             MERIDIAN GROWTH FUND(R)
                             MERIDIAN VALUE FUND(R)


      This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated November 1, 2007, as supplemented from time to time, which includes Meridian Equity Income Fund(R), Meridian Growth Fund(R) and Meridian Value Fund(R). Copies of the Prospectus may be obtained at no charge by writing to Meridian Fund, Inc.(R), c/o PFPC Inc., P.O. Box 9792, Providence, RI 02940 , or by calling (800) 446-6662. In this Statement of Additional Information the Meridian Equity Income Fund(R), Meridian Growth Fund(R) and Meridian Value Fund(R) may be referred to collectively as the "Funds" or individually as a "Fund". Aster Investment Management Co., Inc. (the "Investment Adviser") is the investment adviser to the Funds. Each Fund is a separate, diversified series of Meridian Fund, Inc.(R) ("Meridian"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to shareholders for the fiscal year ended June 30, 2007, including the Auditors' Report dated August 24, 2007. Copies of the Funds' Annual and Semi-annual Reports to shareholders are available, upon request, by calling (800) 446-6662, at our website at www.meridianfund.com or by writing to Meridian Fund, Inc.(R) c/o PFPC Inc. P.O. Box 9792, Providence, RI 02940.

                               TABLE OF CONTENTS


                                                                               Page
                                                                               ----
Meridian Fund, Inc(R) .......................................................     1
Investment Strategies, Non-Principal Policies and Portfolio Management
     Techniques..............................................................     1
Disclosure of Portfolio Holdings.............................................     5
Investment Restrictions......................................................     6
Information about the Directors and Officers of Meridian Fund, Inc.(R).......     8
Control Persons and Principal Holders of Securities..........................    12
Investment Management........................................................    13
Execution of Portfolio Transactions..........................................    18
Purchase, Redemption and Pricing of Shares...................................    20
Federal Income Taxes.........................................................    22
Further Information about Meridian...........................................    30
Additional Information.......................................................    30
Financial Statements.........................................................    31
Exhibit A....................................................................    32
Exhibit B....................................................................    34
Appendix A...................................................................    37

                             MERIDIAN FUND, INC.(R)

      Meridian was incorporated in Maryland as an open-end diversified management investment company on March 5, 1984. The authorized capital stock of Meridian consists of 1,500,000,000 shares of common stock (par value $.01 per share), with 500,000,000 shares presently allocated to Meridian Equity Income Fund(R), 500,000,000 shares presently allocated to Meridian Growth Fund(R) and 500,000,000 shares to Meridian Value Fund(R). Each of the Funds corresponds to a distinct series of Meridian's common stock with a separate and distinct diversified investment portfolio. Each of the Funds' shares has equal dividend, distribution, redemption, liquidation and noncumulative voting rights. In the future, from time to time, Meridian's Board of Directors (the "Board of Directors" or "Board") may, in its discretion, increase the amount of authorized shares and/or establish additional funds and issue shares of additional series of Meridian's common stock.

                  INVESTMENT STRATEGIES, NON-PRINCIPAL POLICIES
                       AND PORTFOLIO MANAGEMENT TECHNIQUES

      The Prospectus presents each Fund's principal investment strategies, policies and portfolio management techniques. The following discussion provides information on certain non-principal policies and portfolio management techniques.

      Security Loans - Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are callable at any time, on reasonable notice, by a Fund and must be secured fully at all times by cash or cash equivalents. Such loans allow a Fund to receive income on the loaned securities while earning interest on the collateral. This collateral will be invested in short-term obligations. A Fund will not lend portfolio securities which, when valued at the time of the loan, have a value in excess of 10% of the Fund's total assets. Each Fund will seek to negotiate loan terms requiring that the value of the collateral always be maintained at some level relative to the value of the loaned securities. When a security loan is made, the collateral and loaned securities will be valued each business day, and the borrower may be required to increase the amount of collateral if the market value of the loaned securities increases. A loan may be terminated by the borrower or by the Fund at any time on reasonable notice. The borrower, on termination of the loan, is required to return the securities to the Fund. Any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. When loaned securities grant voting or consent rights, which pass to the borrower, the Fund will call the securities to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities.

      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Investment Adviser to be creditworthy and when the Investment Adviser believes the income which can be earned from such loans justifies the attendant risks. The Funds will pay reasonable finder's, administrative and custodial fees in connection with a loan of their securities.

      Cash-Equivalent Instruments - Other than as described under "Investment Restrictions" below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Adviser believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's Corporation ("Standard & Poor's") or P-2 by Moody's Investors Service, Inc. ("Moody's"), certificates of deposit or other deposits of banks deemed creditworthy by the Investment Adviser pursuant to standards adopted by the Board of Directors; time deposits and bankers' acceptances (but the Funds may not enter into repurchase agreements related to any of the foregoing). A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

      Non-U.S. Securities - Investing in foreign companies involves certain risk considerations, including those set forth in the Prospectus and below, which are not typically associated with investing in United States companies. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exists in the United States.

      The Funds could incur additional costs in connection with their investment activities outside the U.S. The maintenance of assets in certain jurisdictions may result in increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payment of dividends). Dividends or interest paid by non-U.S. issuers and proceeds from the disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to returns on U.S. securities. A Fund will incur costs in connection with foreign exchange transactions that are necessary for the purchase and sale of non-U.S. securities and the receipt of dividends and interest.

      The Funds will not hold currencies other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currencies are not fully exchangeable into U.S. dollars, without legal restriction, at the time of investment. The Funds may purchase securities that are issued by an issuer of one nation but denominated in the currency of another nation (or a multinational currency unit).

      The Funds may hold foreign equity securities in the form of American Depository Receipts or Shares ("ADRs"), European Depository Receipts ("EDRs"), Continental Depository Receipts ("CDRs") or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

      Debt Securities - There are a number of risks generally associated with investments in debt securities, including convertible securities. Yields on short-, intermediate- and long-term securities generally depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation than obligations with shorter maturities and lower yields. The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Exhibit A to this SAI describes the ratings. Credit ratings evaluate the perceived safety of principal and interest payment of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

      After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated by Moody's, Standard & Poor's or any other rating organization. This would not require the Fund to sell the security, but the Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security in the Fund's portfolio.

          CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS (Meridian Equity Income Fund(R) and Meridian Value Fund(R) only)

      Sensitivity to Interest Rate and Economic Change - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interests rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and a Fund's net asset value.

      Payment Expectations - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased current return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

      Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of those bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

      Legislation or Regulation - Future legislation or regulation may limit the issuance of high-yield, high-risk bonds, which could have a negative effect on the market for high-yield, high-risk bonds.

                   OTHER INVESTMENT STRATEGIES, NON-PRINCIPAL
                  POLICIES AND PORTFOLIO MANAGEMENT TECHNIQUES

      Variable, Floating Rate and Synthetic Obligations - Each Fund may invest in fixed income securities with interest rates which fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then-current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit a Fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. Each Fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

      Convertible Securities and Warrants - Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have the conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's investment.

      Temporary Defensive Investments - When a Fund adopts a temporary defensive posture, as described in the Prospectus, a portion or all of the Fund's investments during that period may be held in corporate debt obligations, preferred stocks, cash or money market instruments, including, but not limited to, obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and short-term commercial paper of U.S. corporations. Investment income may increase during that period.

      Preferred Stock - Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      Investment in Illiquid Securities - Each Fund may invest up to 10% of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values those securities within seven days. The Investment Adviser has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board of Directors.

      The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

      Each Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register those securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund's decision to sell the security and the registration of the security permitting sale. During that time the price of the security will be subject to market fluctuations.

      The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of those investments. If the securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Adviser may determine in particular cases, pursuant to standards adopted by the Board of Directors, that the securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing those securities.

      Portfolio Turnover - The Funds do not intend to engage in short-term trading of portfolio securities as a means of achieving their investment objectives. However, a Fund may sell portfolio securities regardless of the length of time they have been held whenever the sale, in the Investment Adviser's opinion, will strengthen the Fund's position and contribute to its investment objective. Changes in a Fund's portfolio will be made whenever the Investment Adviser believes they are advisable (e.g., as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision such as changes in the economics of an industry or a particular company). These investment changes will be made usually without reference to the length of time a security has been held and, therefore, there may be a significant number of short-term transactions.

      Each Fund, as a result of the investment policies described above, expects to engage in a substantial number of portfolio transactions. Each Fund's annual portfolio turnover rate may exceed 100%, but in the case of the Meridian Equity Income Fund(R) is not expected to exceed 200%, in the case of the Meridian Growth Fund(R) is not expected to exceed 100%, and in the case of the Meridian Value Fund(R) is not expected to exceed 200%. A 100% turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 100% of the average monthly value of the securities held by the Fund during that year. A higher portfolio turnover rate will increase aggregate brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund's shareholders and may result in adverse tax consequences to Fund shareholders through larger distributions of capital gains. (See "Execution of Portfolio Transactions.")

      Additional Considerations - Investments by a Fund in equity securities are subject to stock market risks. The U.S. stock market tends to be cyclical, with periods when stocks generally rise and periods when stock prices generally decline.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Directors has approved the Portfolio Disclosure Policy adopted by the Fund and has delegated to the officers of the Funds the responsibility for the implementation of the Policy and for ongoing monitoring and supervision to ensure compliance with the Policy. The Fund's Chief Compliance Officer shall report any violations of the Disclosure Policy deemed to be a "Material Compliance Matter" within the meaning of Rule 38a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to the Board of Directors.


      Public Disclosure Policy. The Funds will disclose complete portfolio holdings on a quarterly basis in the Annual, Semi-Annual and first and third quarter reports, which are available at www.sec.gov and at www.meridianfund.com. The Funds will satisfy any request for holdings reports by providing the requested holdings report as of the most recent quarter-end, but in no case earlier than the filing of the holdings reports with the SEC, which usually occurs between 30 and 60 days after quarter-end.


      Non-Public Disclosure Policy. For business purposes, the Funds may disclose holdings more frequently to the Funds' Board of Directors, outside counsel and independent registered public accounting firm as frequently as necessary to enable such persons or entities to provide services to the Funds. Portfolio holdings are also made available to the Funds' Transfer Agent, accounting services provider, and Custodian (the "Service Providers") as frequently as necessary to enable such persons or entities to provide services to the Funds, typically on a daily basis. Additionally, holdings information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations More frequent disclosure to parties not mentioned above and not meeting the conditions outlined above would require the authorization of the Funds' Chief Executive Officer, in consultation with the Funds' Board of Directors, and would require a determination that such disclosure would be in the best interest of shareholders. The Funds, the Investment Adviser and their affiliates receive no compensation or other consideration with respect to any such disclosures.

      Each of the Service Providers are subject to an agreement to keep the disclosed portfolio holdings information confidential and to use it only for legitimate business purposes. Employees of the Service Providers are subject to professional standards under codes of ethics that bar them from using the confidential client information for other than legitimate business purposes. Outside counsel and the Funds' independent registered public accounting firm are subject to professional standards with respect to the confidentiality of the Funds' portfolio information. The Board of Directors has a fiduciary duty to act in the best interests of the Funds and the Funds' shareholders. The Fund's and the Adviser's Code of Ethics set forth the policies and procedures for addressing potential conflicts of interest that may arise through disclosure of portfolio holdings. Employees and officers of the Fund and the Adviser are subject to restrictions on trading subject securities under the Funds' and Adviser's Code of Ethics. There can be no assurance, however, that the Funds' policies and procedures with respect to conflicts of interest and to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

                             INVESTMENT RESTRICTIONS

      Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. These policies and restrictions cannot be changed as to a Fund without approval by the holders of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote: (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting security of each Fund is its common stock. These restrictions provide that a Fund may not:

      (1) invest more than 25% of the value of its assets in the securities of a single issuer, nor may the remaining 75% of the assets contain any investments in any other single issuer, which, immediately after such purchase, exceed 5% of the value of the assets (except for obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities);

      (2) purchase the securities of companies in a particular industry if, thereafter, more than 25% (for Meridian Value Fund(R) and Meridian Equity Income Fund(R) 25% or more) of the value of the Fund's total assets would consist of securities issued by companies in that industry, (this restriction does not apply to obligations issued and guaranteed by the U.S. government, its agencies or instrumentalities);

      (3) acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

      (4) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and, after such purchase, not more than 5% of the value of the Fund's total assets would consist of such securities, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders;

      (5) invest in companies for the purpose of exercising control or management;

      (6) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interest therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts);

      (7) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;

      (8) enter into repurchase agreements or make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of debt securities, including the purchase of bank obligations such as certificates of deposit and bankers' acceptances, and (ii) lending portfolio securities with a value not in excess of 10% of total assets at the time of the loan.;

      (9) make short sales of securities;

      (10) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

      (11) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal or State securities laws;

      (12) invest in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor) if, immediately after and as a result of such investment, the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (13) borrow for investment purposes or issue senior securities. The Fund, however, may borrow from banks an amount not to exceed 5% of the Fund's total assets, determined immediately after the time of the borrowing, as a temporary measure for extraordinary or emergency purposes;

      (14) participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account);

      (15) knowingly purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers;

      (16) purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors, officers or employees of the Fund or the Investment Adviser individually own beneficially more than 1/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities;

      (17) purchase or write put or call options; or

      (18) invest more than 10% of its net assets in securities and other assets for which there is no ready market.

      For investment restriction (2) with respect to Meridian Growth Fund(R) , a nonfundamental policy provides that the Fund will not purchase securities in any one industry equaling 25% or more of the Fund's total net assets.

      To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain english in a separate written document, and will contain the following prominent statement or similar statement in bold face type: "Important Notice Regarding Change in Investment Policy."

      Determination of Portfolio Percentage Restrictions - If a percentage restriction on investment or utilization of assets set forth under "Investment Restrictions" and other fundamental restrictions is adhered to at the time an investment is made, a later change in percentage resulting from changing market values or a similar type of event will not be considered a violation of a Fund's fundamental restrictions (except with respect to the limitation on borrowing and illiquid securities).

                  INFORMATION ABOUT THE DIRECTORS AND OFFICERS
                           OF MERIDIAN FUND, INC. (R)

The individuals listed below serve as directors or officers of the Funds. Each director of the Funds serves until a successor is elected and qualified or until resignation. Each officer of the Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939.

The operations of each Fund are under the direction of the Board of Directors. The Board establishes each Fund's policies and oversees and reviews the activities of the officers along with the management of each Fund. The officers are responsible for the daily operations of the Funds.


                                                                                                   NUMBER OF
                                                       TERM OF                                     PORTFOLIOS
                                                       OFFICE                                       IN FUND
                                   POSITION(S)       AND LENGTH                                     COMPLEX             OTHER
                                    HELD WITH          OF TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY    DIRECTORSHIPS HELD
   NAME, ADDRESS AND AGE              FUND             SERVED         DURING PAST FIVE YEARS        DIRECTOR         BY DIRECTOR
  ----------------------         ---------------     ----------     ---------------------------   -------------   ------------------
INTERESTED DIRECTORS *

Richard F. Aster, Jr. (67)       President,          Indefinite     President, Aster Investment         3         None
                                 Chairman of the     term since     Management Co., Inc.;
                                 Board,              May 3, 1985
                                 Portfolio
                                 Manager and
                                 Chief Executive
                                 Officer

Michael Stolper (62)             Director            Indefinite     President, Investment               3         Window Pane Funds,
                                                     term since     Adviser and                                   LLC
                                                     May 3, 1985    Broker-Dealer, Stolper &
                                                                    Company, Inc.; Managing
                                                                    Director, Window Pane, LLC,
                                                                    investment adviser to
                                                                    Jordan Opportunity Fund

INDEPENDENT DIRECTORS

Ronald Rotter (64)               Director            Indefinite     Co-Founder, Managing                3         None
                                                     term since     Partner and portfolio
                                                     May 2, 2007    manager RBR
                                                                    Capital Management
                                                                    (a long/short
                                                                    consumer sector
                                                                    equity hedge fund);
                                                                    Retired, personal
                                                                    investments

Michael S. Erickson (55)         Director            Indefinite     Private Investor; Former            3         None
                                                     term since     Chairman/CFO, AeroAstro
                                                     May 3, 1985    (microsatellite and
                                                                    nonsatellite
                                                                    system design and
                                                                    fabrication);Trustee, The
                                                                    Marin School

James Bernard Glavin (72)        Director and        Indefinite     Chairman of the Board,              3         Orchestra
                                 Vice Chairman       term since     Orchestra Therapeutics,                       Therapeutics,
                                 of the Board        May 3, 1985    Inc., a biopharmaceutical                     Inc., a
                                                                    company                                       biopharmaceutical
                                                                                                                  company

Herbert Charles Kay (70)         Director            Indefinite     Private Investor                    3         None
                                                     term since
                                                     May 3, 1985

OFFICERS

Gregg B. Keeling, CPA (52)       Chief Financial     Indefinite     Vice President of                   N/A       N/A
                                 Officer,            term since     Operations, Principal
                                 Treasurer, and      April 1999     Financial and Accounting
                                 Secretary                          Officer and Chief
                                                                    Compliance Officer; Aster
                                                                    Investment Management
                                 Chief Compliance    Indefinite     Co., Inc.
                                 Officer, AML        term since
                                 Officer             2004


* Aster Investment Management Co., Inc. is the investment adviser to the Funds. Mr. Aster owns substantially all of Aster Investment Management Co., Inc. and serves as its President and as a Director. Mr. Stolper is a minority owner of Aster Investment Management Co., Inc.

      Meridian pays no salaries or other compensation to its directors or officers other than fees to directors who are unaffiliated with the Investment Adviser. Each such unaffiliated director is paid an annual fee of $3,000 per year and a $2,000 investment in one of the Funds, plus expenses, and a $1,000 investment in one of the Funds for each additional Board of Directors' meeting attended other than the annual meeting.


      The table below includes certain information with respect to compensation of the directors of Meridian for the fiscal year ended June 30, 2007. Compensation of the officers of Meridian is paid by the Investment Adviser.



                            AGGREGATE                                  PENSION OR
                        COMPENSATION FROM    TOTAL COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL
                       MERIDIAN FUND, INC.     FROM MERIDIAN       ACCRUED AS PART OF      BENEFITS UPON
NAME OF DIRECTOR              (R)              FUND, INC. (R)        FUNDS EXPENSES         RETIREMENT
----------------       -------------------   -------------------   -------------------   ----------------
Richard Aster (1)              N/A                   N/A                   N/A                  N/A
Michael Stolper (2)            N/A                   N/A                   N/A                  N/A
James Glavin                $6,000                $6,000                   N/A                  N/A
Herbert C. Kay              $6,000                $6,000                   N/A                  N/A
Michael S. Erickson         $6,000                $6,000                   N/A                  N/A
Ralph Cechettini (3)        $6,000                $6,000                   N/A                  N/A
Ronald Rotter (4)           $    0                $    0                   N/A                  N/A



(1) As a director who is also an officer of the Investment Adviser, Mr. Aster received no compensation for his services as a director.



(2) As a director who holds a minority interest in the Investment Adviser, Mr. Stolper received no compensation for his services as a director.



(3)   Mr. Chechettini resigned as a Director on May 2, 2007.

(4)   Mr. Rotter was appointed as a Director on May 2, 2007.



      The following table provides the dollar range of ownership of the Funds' Board of Directors of shares of Meridian Fund, Inc.(R) as of December 31, 2006.


                              INTERESTED DIRECTORS

                               DOLLAR RANGE OF EQUITY SECURITIES            AGGREGATE DOLLAR RANGE OF EQUITY
     NAME OF DIRECTOR                IN MERIDIAN FUND, INC.(R)             SECURITIES IN MERIDIAN FUND, INC.(R)
     ----------------    -----------------------------------------------   ------------------------------------
Richard Aster             Meridian Equity Income Fund - Over $100,000                Over $100,000
                                  Growth Fund - Over $100,000
                                   Value Fund - Over $100,000

Michael Stolper             Meridian Equity Income Fund - None                       Over $100,000
                                  Growth Fund - Over $100,000
                                   Value Fund - Over $100,000


                         INDEPENDENT DIRECTORS


                               DOLLAR RANGE OF EQUITY SECURITIES            AGGREGATE DOLLAR RANGE OF EQUITY
     NAME OF DIRECTOR               IN MERIDIAN FUND, INC.(R)              SECURITIES IN MERIDIAN FUND, INC.(R)
     ----------------    -----------------------------------------------   ------------------------------------
Ronald Rotter*                                N/A                                         N/A

James Glavin             Meridian Equity Income Fund - $10,001-$50,000               Over $100,000
                                  Growth Fund - Over $100,000
                                 Value Fund - $50,001-$100,000

Herbert C. Kay                 Meridian Equity Income Fund - None                    Over $100,000
                                  Growth Fund - Over $100,000
                                       Value Fund - None

Michael S. Erickson       Meridian Equity Income Fund - Over $100,000                Over $100,000
                                       Growth Fund - None
                                  Value Fund - $10,001-$50,000



*     Mr. Rotter did not become a Director until May 2, 2007.


                                    OFFICERS


                               DOLLAR RANGE OF EQUITY SECURITIES            AGGREGATE DOLLAR RANGE OF EQUITY
     NAME OF OFFICER                IN MERIDIAN FUND, INC.(R)              SECURITIES IN MERIDIAN FUND, INC.(R)
     ---------------     -----------------------------------------------   ------------------------------------
Gregg B. Keeling          Meridian Equity Income Fund - $10,001-$50,000               Over $100,000
                              Growth Fund - $50,001-$100,000
                               Value Fund - $50,001-$100,000


      For additional information related to the ownership of shares by officers and Directors of Meridian, see below under "Control Persons and Principal Holders of Securities."

        OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OFFICERS

      The Board has established an Audit Committee and a Governance Committee, each composed of all the independent directors of the company, and an Executive Committee, composed of Mr. Aster and Mr. Erickson. The Audit Committee approves the engagement and monitors the performance of the Funds' independent certified public accountants and reviews the audit plan and results of audits. The Governance Committee makes recommendations to the Board on issues related to the Independent Directors and the composition and operation of the Board, and is responsible for those duties normally performed by a nominating committee.

      The Governance Committee shall consider candidates submitted by shareholders or from other sources as it deems appropriate. The Governance Committee shall be solely responsible for the selection and recommendation of candidates to the Board. Any recommendation should be submitted to Meridian at the principal address shown on the cover page of this Statement of Additional Information. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Director, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected).

      In the case of any meeting of shareholders for the election of Directors, shareholder submissions will be considered for inclusion in a Fund's proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Directors is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation.


      Meetings of the Board of Directors are held before each Annual or Special Shareholders Meeting and from time to time as the Board deems necessary. There were two meeting of the Board of Directors during 2007. The Executive Committee will meet, as required, when the full Board does not meet, for the purpose of reviewing a Fund's investment portfolio. The Executive Committee has the authority to exercise all of the powers of the Board of Directors at any time when the Board is not in session, except the power to declare dividends or distributions, to authorize the issuance of securities, to amend Meridian's Bylaws, to recommend to shareholders of a Fund any action requiring their approval, or as otherwise required by the 1940 Act. The Audit Committee will meet from time to time with Meridian's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. There were two Audit Committee meetings held during the last fiscal year. The Executive Committee held no meetings during the last fiscal year. The Governance Committee held one meeting during the last fiscal year. All officers of Meridian are employees of the Investment Adviser.


      The Board has also established a Qualified Legal Compliance Committee ("QLCC"), composed of the members of the Audit Committee of Meridian. The QLCC reviews and investigates any material violations reported by an attorney in connection with the "up the ladder" reporting requirements. This reporting requirement includes requiring an attorney to report evidence of a material violation of securities law, breach of fiduciary duty or similar violation. The QLCC held no meetings during the last fiscal year.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of October 1, 2007, the Directors and Officers of Meridian individually and as a group owned beneficially 41.17% of the outstanding shares of the Meridian Equity Income Fund(R), 1.65% of the Meridian Growth Fund(R) and 1.46% of the Meridian Value Fund(R).


      The persons listed in the tables below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund's outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.


      As of October 1,, 2007 the following persons were known to own, beneficially or of record, 5% or more of the Meridian Growth Fund(R)'s outstanding shares:



NAME AND ADDRESS                                       PERCENTAGE OWNERSHIP   CAPACITY
----------------                                       --------------------   --------
Charles Schwab                                                22.19%           Record
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                             22.05%           Record
FEBO Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1033

Pershing LLC                                                  11.45%           Record
c/o Jason Kleinman
Mutual Fund Trading
One Pershing Plaza, 14th Floor
Jersey City, NJ 0739-20009



      As of October 1, 2007 the following persons were known to own, beneficially or of record, 5% or more of the Meridian Value Fund(R)'s outstanding shares:



NAME AND ADDRESS                                       PERCENTAGE OWNERSHIP   CAPACITY
----------------                                       --------------------   --------
Charles Schwab                                                25.29%           Record
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                             21.14%           Record
FEBO Our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

Pershing LLC                                                  10.95%           Record
c/o Jason Kleinman
Mutual Fund Trading
One Pershing Plaza, 14th Floor
Jersey City, NJ 07399-2000

Ameritrade Inc.                                                6.00%           Record
FEBO Our Client
PO Box 2226
Omaha, NE 68103-2226

      As of October 1, 2007 the following persons were known to own, beneficially or of record, 5% or more of the Meridian Equity Income Fund(R)'s outstanding shares:



NAME AND ADDRESS                                       PERCENTAGE OWNERSHIP   CAPACITY
----------------                                       --------------------   --------
Dennis Stanton Avery Trst                                     34.74%           Record
Dennis S. Avery Trustee
2618 W. Canyon Ave.
San Diego, CA 92123-4684

Richard F. Aster Jr                                           26.43%           Record
as Trustee of the Aster Family Trust
60 E. Sir Francis Drake Blvd., Ste 306
Larkspur, CA 94939-1714

Aster Investment Management Co., Inc.                         10.63%           Recor
Profit Sharing Trust
Richard Aster Jr. Trustee
60 E. Sir Francis Drake Blvd. Ste 306
Lakespur, CA 94939-1714

Charles Schwab                                                 5.90%           Record
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122


                              INVESTMENT MANAGEMENT

      Meridian has retained as investment adviser for each Fund, Aster Investment Management Co., Inc., 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Investment Adviser is a registered investment adviser initially incorporated in 1977 and organized as a Subchapter S corporation. Richard F. Aster, Jr. owns approximately 96% of the Investment Adviser and as a result may be deemed to be "in control" of the Investment Adviser. Mr. Aster is President and a Director of Meridian and of the Investment Adviser. Mr. Aster also owned substantially all of Aster Capital Management, Inc., which served as the Funds' investment adviser until the end of October 2000, when it was merged into the Investment Adviser. This merger did not affect the fees or terms of the advisory engagement, and did not involve a change in actual control or management of the adviser.


      Management Agreements - The Investment Management Agreement, Power of Attorney and Service Agreement with the Investment Adviser, dated November 1, 2000 (for Meridian Growth Fund(R) and Meridian Value Fund(R)), and the Investment Management Agreement dated January 31, 2005 (for Meridian Equity Income Fund(R)) (together, the "Management Agreements") provide that the Investment Adviser will advise each Fund with respect to its investments and will determine the securities purchased or sold by the Funds.


      Under the Management Agreements, the Investment Adviser, in addition to providing investment advisory services, provides persons to perform the executive, administrative, clerical, and bookkeeping functions of Meridian, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies and postage used at the offices of the Funds. The costs of sales and advertising materials and ordinary operating expenses not assumed by the Funds are borne by the Investment Adviser. Each Fund's expenses include, but are not limited to: custodian, stock transfer, and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to shareholders; cost of the printing and distributing of prospectuses of the Funds and supplements thereto to the Fund's shareholders; taxes; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Meridian Directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the Funds.

Expenses which relate to all of the Funds (such as, for example, the fees and expenses paid to the Board of Directors) are allocated among Funds by the Investment Adviser in a reasonable manner.

      The Management Agreements continue in effect from year to year if that continuance is approved as to a particular Fund at least annually by: (i) either the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of Meridian who are not parties to the Management Agreements or interested persons (as that term is defined in the 1940 Act) of any such party to the Management Agreements, cast in person at a meeting called for the purpose of voting on such approval.

      The Management Agreements are nonassignable and will terminate automatically upon assignment. Either party may terminate either of the Management Agreements at any time, without penalty, on 60 days' written notice. Amendments to the Management Agreements require the approval of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds. The Investment Adviser shall not be liable under the Management Agreements to Meridian or to shareholders of a Fund for any error of judgment, mistake of law, or for any loss arising out of its obligations to Meridian not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreements.


      As compensation for the services the Investment Adviser provides to the Funds under the Management Agreements, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended June 30, 2007, 2006 and 2005, the amounts of the advisory fees earned by the Investment Adviser were:



                                     FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                       JUNE 30, 2007          JUNE 30, 2006          JUNE 30, 2005
                                   CONTRACTUAL ADVISORY   CONTRACTUAL ADVISORY        CONTRACTUAL
                                           FEES**                FEES**             ADVISORY FEES**
                                   --------------------   --------------------   ---------------------
Meridian Equity Income Fund(R)*          $314,307               $167,080                $24,056
Meridian Growth Fund(R)                 $14,312,179            $12,712,196            $11,309,819
Meridian Value Fund(R)                  $17,580,176            $19,930,825            $22,522,560


*     The Fund commenced investment operations on January 31, 2005.


** The Investment Adviser has contractually agreed in the Management Agreement to limit the operating expenses of the Meridian Growth Fund(R) and the Meridian Value Fund(R) as described in the Prospectus. For the fiscal years ended June 30, 2007, 2006 and 2005, no reductions in fees or reimbursement of expenses were required by the terms of that agreement. The Investment Adviser has contractually agreed to limit the operating expenses of the Meridian Equity Income Fund(R) as described in the Prospectus. For the fiscal years ended June 30, 2007 and June 30, 2006 and for the fiscal period from January 31, 2005 through June 30, 2005, the Adviser reimbursed the Meridian Equity Income Fund(R) $12,964, $74,072 and $65,276 respectively.


PORTFOLIO MANAGEMENT


Richard Aster, Jr. is the lead portfolio manager of all three Meridian Funds. James England, CFA is assistant portfolio manager of the Meridian Value Fund(R) and is assisted by a team of research analysts. The team consists of Larry Cordisco and James O' Connor. Research analysts, Talal Qatato and William Tao assist Mr. Aster with the identification and analysis of suitable portfolio investments for the Meridian Growth Fund(R), but are not responsible for the day-to-day management of the Meridian Growth Fund(R). Mr. Aster has responsibility for the day-to-day management of the Meridian Equity Income Fund(R)and is assisted by research analyst James O'Conner.



      The following tables provide information about funds and accounts, other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2007.

RICHARD F. ASTER JR.


                                       Total                     # of Accounts Managed      Total Assets with
                                  # of Accounts   Total Assets   with Performance-Based      Performance-Based
       Type of Accounts               Managed      (millions)         Advisory Fee        Advisory Fee (millions)
       ----------------           -------------   ------------   ----------------------   -----------------------
Registered Investment                    0               0                  0                         0
Companies:
Other Pooled Investment                  0               0                  0                         0
Vehicles:
Other Accounts:                         28            78.8                  0                         0


LARRY CORDISCO


                                       Total                      # of Accounts Managed      Total Assets with
                                  # of Accounts   Total Assets   with Performance-Based      Performance-Based
       Type of Accounts               Managed       (millions)         Advisory Fee       Advisory Fee (millions)
       ----------------           -------------   ------------   ----------------------   -----------------------
Registered Investment                    0               0                  0                         0
Companies:
Other Pooled Investment                  0               0                  0                         0
Vehicles:
Other Accounts:                          0               0                  0                         0


JAMES ENGLAND, CFA


                                       Total                     # of Accounts Managed       Total Assets with
                                  # of Accounts   Total Assets   with Performance-Based      Performance-Based
       Type of Accounts               Managed      (millions)         Advisory Fee        Advisory Fee (millions)
       ----------------           -------------   ------------   ----------------------   -----------------------
Registered Investment                    0               0                  0                         0
Companies:
Other Pooled Investment                  0               0                  0                         0
Vehicles:
Other Accounts:                          0               0                  0                         0


JAMES O'CONNOR


                                       Total                      # of Accounts Managed      Total Assets with
                                  # of Accounts   Total Assets   with Performance-Based      Performance-Based
       Type of Accounts               Managed      (millions)          Advisory Fee       Advisory Fee (millions)
       ----------------           -------------   ------------   ----------------------   -----------------------
Registered Investment                    0               0                  0                         0
Companies:
Other Pooled Investment                  0               0                  0                         0
Vehicles:
Other Accounts:                          0               0                  0                         0

WILLIAM TAO



                                       Total                      # of Accounts Managed      Total Assets with
                                  # of Accounts   Total Assets   with Performance-Based      Performance-Based
       Type of Accounts               Managed      (millions)          Advisory Fee       Advisory Fee (millions)
       ----------------           -------------   ------------   ----------------------   -----------------------
Registered Investment                  ---             ---                  0                         0
Companies:
Other Pooled Investment                  0               0                  0                         0
Vehicles:
Other Accounts:                          0               0                  0                         0


TALAL QATATO


                                       Total                      # of Accounts Managed      Total Assets with
                                  # of Accounts   Total Assets   with Performance-Based      Performance-Based
       Type of Accounts               Managed      (millions)          Advisory Fee       Advisory Fee (millions)
       ----------------           -------------   ------------   ----------------------   -----------------------
Registered Investment                  ---             ---                  0                         0
Companies:
Other Pooled Investment                  0              0                   0                         0
Vehicles:
Other Accounts:                          0              0                   0                         0


DESCRIPTION OF COMPENSATION

      Compensation for portfolio managers and analysts is designed to link the performance of each investment professional to shareholder objectives. All investment management compensation is paid by the Investment Adviser.


      Each member of the Meridian Fund, Inc. management team of analysts receives compensation that is set annually and is a combination of a fixed base salary (which is competitive, but average to below average for the industry), along with a bonus that may be earned on annual pre-tax fund performance that exceeds tiered performance benchmark index targets. For the Meridian Value Fund, the benchmark index is comprised of a composite of the S&P 500, the Lipper Mid Cap Core and Lipper Multi Cap Value indexes. For the Meridian Growth Fund, the benchmark index is comprised of a composite of the Lipper Mid Cap Core and the Lipper Mid Cap Growth indexes. If Fund investment performance meets or exceeds index targets, especially during cycles of rising assets under management, annual bonus compensation may be expected to exceed base salary compensation; if Fund investments underperform, the opposite may be true.



      Mr. Aster, the lead portfolio manager of the Funds, is compensated based on an annual fixed base salary, and may include an annual bonus paid at the discretion of the Investment Adviser's Board based largely on long-term Fund performance, with consideration given to quality of overall management.


POTENTIAL CONFLICTS OF INTEREST

      The portfolio manager's management of other Investment Adviser client accounts may give rise to potential conflicts of interest in connection with management of the Funds' investments, on the one hand, and the investments of the Investment Adviser client accounts, on the other. Potential conflicts of interest may arise when allocating and/or aggregating trades, where a client account has the same investment objective as an individual Fund, whereby the portfolio manager could favor one account over another. Other potential conflicts could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. A Fund's portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual funds and/or other managed accounts.

      The Funds' portfolio manager and analysts may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, the portfolio manager or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio manager and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by the Investment Adviser and the Funds. Although the potential for conflicts of interest may exist, the Funds and the Investment Adviser believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated.


OWNERSHIP OF SECURITIES - The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds they manage as of June 30, 2007.



   NAME OF PORTFOLIO     DOLLAR RANGES OF EQUITY SECURITIES BENEFICIALLY OWNED BY
  MANAGER OR ANALYST                    PORTFOLIO MANAGER OR ANALYST
---------------------    ----------------------------------------------------------
Richard F. Aster Jr.           Meridian Growth Fund (Over $1,000,000)
                               Meridian Value Fund (Over $1,000,000)
                               Meridian Equity Income Fund (Over $1,000,000)
James England                  Meridian Value Fund ($100,001-$500,000)
James O'Connor                 Meridian Growth Fund ($1-$10,000)
                               Meridian Value Fund ($10,001-50,000)
                               Meridian Equity Fund ($1-$10,000)
Larry Cordisco                 Meridian Value Fund ($100,001-$500,000)
Talal Qatato                   Meridian Growth Fund ($100,001-$500,000)
William Tao                    None


      The Funds and the Investment Adviser have adopted a personal investing policy ("Code of Ethics", or "Code") consistent with the rules and regulations under the 1940 Act and the Investment Company Institute guidelines. This Code includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and transaction reporting requirements; review of duplicate confirmation statements; annual certification of compliance with the Code of Ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. The Code of Ethics is on file with the Securities and Exchange Commission as an exhibit to the Funds' registration statement.

      The Board has adopted Proxy and Corporate Action Voting Policies and Procedures ("Policies") on behalf of the Funds which delegate the responsibility for voting proxies to the Funds' Investment Adviser, subject to the Board's continuing oversight. The Investment Adviser will vote such proxies in accordance with the Policies, which have been reviewed by the Board of Directors, and which are found in Exhibit B. Any material changes to the Policies will be submitted to the Board of Directors for approval.

      Meridian is required to file Form N-PX, with the Funds' complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free at 1-800-446-6662, on the Meridian Fund website at www.meridianfund.com and on the SEC's website at www.sec.gov.

                       EXECUTION OF PORTFOLIO TRANSACTIONS


      Orders for a Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of each Fund is to obtain the best available prices in its portfolio transactions, taking into account a broker's services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer and the Investment Adviser expects that a number of broker-dealers will be used in various transactions. The Investment Adviser evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including but not limited to the broker's commission rate, execution capability, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Adviser and its clients.



      When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution of the transaction, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to the Investment Adviser. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund and/or of other accounts served by the Investment Adviser if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. Substantially all of the total brokerage commissions paid by the Funds during the period July 1, 2006 through June 30, 2007 were paid to brokers so selected.



      The Board of Directors will monitor executions of portfolio transactions periodically to ensure that the best execution objective continues to be paramount in the selection of executing broker-dealers. Meridian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and other qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other related services. Meridian does not authorize the payment of commissions to brokers, in recognition of their having provided research, statistical or other related services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.


      The Investment Adviser may perform investment management services for various clients. There may be occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Investment Adviser believes that to do so will be in the best interest of its clients, including the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds.

      A Fund, in some instances, may deal in securities which are not listed on a national securities exchange but are traded in the over-the-counter ("OTC") market. Each Fund, in all cases, will attempt to negotiate the best market price and execution for such transactions.

      The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the U.S. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

      A Fund may hold foreign equity securities in the form of ADRs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.


      For the fiscal years ended June 30, 2007, 2006 and 2005, the Funds paid total brokerage commissions as follows:



                                  Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                    June 30, 2007       June 30, 2006       June 30, 2005
                                  -----------------   -----------------   -----------------
Meridian Equity Income Fund(R)*       $    9,455          $   13,861          $    3,533
Meridian Growth Fund(R)               $1,345,425          $1,032,372          $1,470,945
Meridian Value Fund(R)                $2,897,748          $3,191,883          $3,240,219


*     The Fund commenced investment operations on January 31, 2005.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      The Prospectus provides general information concerning the purchase and redemption of each Fund's shares. The following discussion explains further some of that information and discloses certain policies not presented in the Prospectus.

      Price of Shares - Each Fund calculates the net asset value per share in the following manner:

      1. Securities listed or traded on the New York Stock Exchange ("NYSE") are valued at the last sale price or, if no sale, at the last-reported bid price. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last-reported sales price. If no sale is shown on NASDAQ, the last reported bid price is used. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a major dealer in bonds. However, when such prices are unavailable or in circumstances where the Investment Adviser deems it appropriate to do so, another bond pricing service or an over-the-counter or exchange quotation may be used. U.S. Treasury Bills, and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days, normally are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day, unless the Board determines that this does not represent the securities' fair value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors, as described more fully in the Funds' Prospectus. The fair value of all other assets is added to the value of securities to derive the Fund's total assets.

      2. The NYSE and Meridian's Transfer Agent will be closed, and the Funds will not compute the respective net asset values of their shares, on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Also, none of the Funds are required to compute their net asset value on any day on which no order to purchase or redeem their shares is received.

      3. The liabilities of a Fund, including proper accruals of taxes and other expense items, are deducted from the Fund's total assets to derive the Fund's net asset value.

      4. The net asset value is divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

      Rejection of Orders - Any purchase order may be rejected by Meridian.

      The Open Account - When you make an initial investment in a Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive from the Transfer Agent a confirmation statement showing the current transaction in your account along with a summary of the status of the account as of the transaction date.

      Authorized Broker Transactions - Each Fund has authorized certain third parties to receive on its behalf purchase and redemption orders. Such persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized person or, if applicable, that person's authorized designee, receives the order. Customer orders will be priced at the Fund's Net Asset Value next computed after receipt of a customer's order by an authorized person or their authorized designee.

      Automatic Reinvestment of Distributions - You may indicate at any time a choice of certain elections with respect to distributions. You may elect to have distributions of both net investment income and realized capital gains declared on your shares of a Fund reinvested automatically in additional shares of the Fund at the closing net asset value per share on the reinvestment date determined by the Board of Directors. You also may elect to receive investment income distributions in cash while accepting capital gain distributions in additional shares of the Fund. Alternatively, you may elect to receive distributions of both net investment income and realized capital gains in cash. If you make no election, all distributions will be applied automatically to the purchase of shares of the Fund at net asset value per share. You may change these elections at any time by written notification to the Fund's Transfer Agent, but, to be effective as to a particular distribution, the change must be received by the Transfer Agent sufficiently in advance of the reinvestment date (approximately 10 business days) to permit the change to be entered in your record. The Federal income tax status of distributions is the same whether taken in cash or reinvested in shares of a Fund.

      Distributions on all shares in your account are reinvested in full and fractional shares at the net asset value per share unless you instruct the Fund to do otherwise.

      Suspension of Redemption - The redemption price of redeemed shares of a Fund will be paid on or before the seventh day following proper tender, except a postponement may be permissible under the 1940 Act when (a) the NYSE is closed (other than for weekends and holidays) or trading on the NYSE is restricted, (b) an emergency exists making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable, or (c) the SEC has by order permitted suspension of redemptions for the protection of the Funds' shareholders. The Commission, by rules and regulations, determines the conditions under which trading of securities are restricted and the conditions under which an emergency exists. Investment dealers handling redemption transactions may make a service charge. There is no charge as described in the foregoing paragraphs for redemption of shares tendered directly to the Transfer Agent.

      Mandatory Redemption - The Board of Directors has established a policy, which is subject to change, to require redemption of accounts of a Fund that drop as a result of redemptions to a value of less than $750 (determined, for this purpose only, as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gains distributions). A shareholder will be given notice of at least 60 days within which to bring the account up to the minimum determined, as set forth above, before the involuntary redemption provision is made effective with respect to the shareholder's account.

                              FEDERAL INCOME TAXES

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


      A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



      Meridian has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


      Qualification as a Regulated Investment Company. Meridian intends to continue to qualify each Fund as a "regulated investment company" ("RIC") under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, rather than to Meridian as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


      In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from an interest in a qualified publicly traded partnership as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.



      Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer

(other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or, the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.



      In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.



      Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.



      If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, such Fund will be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as ordinary income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.



      Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income(adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.



      Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of November 1, 2007, the Funds do not have any capital loss carry-forwards for federal income tax purposes.



      Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.



      Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.



      If a Fund purchases a debt obligation with original issue discount ("OID") (generally at a price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.



      Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

      A Fund may invest in REITs that hold residual interests in real estate mortgage conduits ("REMICs"). Under Treasury Regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."



      In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such an entity which is allocated excess inclusion income, and which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.



      "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.



      A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.



      In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.



      Taxation of Distributions. All distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.



      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


      Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


      Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.



      If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.



      If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.



      Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.



      Federal Income Tax Rates. - As of the date of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35% and (ii) net long-term capital gain generally is 15%.



      Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she has held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planner.



      The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.



      Backup Withholding. Meridian may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

      Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


      Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock. These requirements are complex, and therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.



      Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom the Fund obtains a properly completed and signed certificate of foreign status.



      With respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions", which are generally attributable to the Fund's net interest income earned on certain debt obligations paid to an exempt foreign shareholder, generally will be exempt from federal income tax withholding tax. In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax reporting and withholding requirements generally applicable to U.S. persons.



      In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) ) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs", defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause

(ii) described above, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate, provided under an applicable income tax treaty). If more than half of a Fund's assets are invested directly or indirectly in U.S. real property holding companies or REITS, distributions attributable to gain from the Fund's sale or exchange of U.S. real property interests will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business. Such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding to the extent provided in Treasury Regulations. While the Funds do not expect Fund shares to constitute USRPIs, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of USRPIs. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.



      Even if permitted to do so, the Funds provide no assurance that they will designate distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations. If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the United States and will be subject to federal estate taxes (at graduated rates of 18% to 45% of the total value, less allowable deductions and credits). If an individual Fund shareholder is neither a citizen nor resident of the United States at the time such shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations, stock issued by a foreign corporation, or other property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.


      The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

      Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.


      As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.



      Tax Shelter Reporting Regulations. Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                       FURTHER INFORMATION ABOUT MERIDIAN

      Description of Common Stock - There are no conversion or preemptive rights in connection with any shares of the Funds. All shares of each Fund when duly issued will be paid in full and non-assessable. The rights of the holders of shares of common stock of a Fund may not be modified except by vote of the majority of the outstanding voting securities of that Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated at net asset value per share at the time a shareholder account is closed.

      Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds (in the aggregate) voting for the election of directors can elect 100% of the directors if they wish to do so. In such event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                             ADDITIONAL INFORMATION

      Shareholder Reports - The fiscal year of each Fund ends on June 30 of each year. Each Fund will issue to its shareholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities and audited annual financial statements. Shareholders, in addition, will receive unaudited quarterly statements of the status of the Fund. The Federal income tax status of shareholders' distributions also will be reported to shareholders after the end of each calendar year.

      Legal Opinions - The validity of the issuance and sale of the shares offered under the current Registration Statement has been passed upon by Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington D.C. 20006. Morrison & Foerster acts as counsel to Meridian and to the Investment Adviser in various matters.


      Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111, have been appointed as the Independent Registered Public Accounting Firm for Meridian. The financial statements of the Funds as of June 30, 2007 included in the Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing.



      Administration Assistance Services - PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, PA 19406 provides administration services to the Funds, including assistance in preparing annual and semi-annual shareholder reports, calculating performance data, and assisting with filing various SEC reports. With respect to the Meridian Growth Fund(R), PFPC received administration assistance fees of $7,500, $7,500 and $7,500 for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 respectively. With respect to the Meridian Value Fund(R), PFPC received administration assistance fees of $7,500, $7,500 and $7,500 for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. With respect to the Meridian Equity Income Fund(R), PFPC received administration assistance fees of $7,500, $7,500 and $3,125 for the fiscal years ended June 30, 2007, June 30, 2006 and for the fiscal period ended June 30, 2005, respectively. Fees for administration assistance services are paid by the Adviser.


      Shareholder Services and Transfer Agent - PFPC provides the Funds with shareholder services under a shareholder services agreement and serves as transfer agent for the Funds.

      Custodian - PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Funds' custodian pursuant to a Custodian Services Agreement. In such capacity, the custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.


      Accounting Services - PFPC provides the Funds with accounting services under an Accounting Services Agreement. With respect to the Meridian Growth Fund(R), PFPC received accounting fees of $222,566, $203,051 and $195,001 for the fiscal years ended June 30, 2007, June 30, 2006 and June 30,

2005, respectively. With respect to the Meridian Value Fund(R), PFPC received accounting fees of $220,681, $246,069 and $286,937 for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. With respect to the Meridian Equity Income Fund(R), PFPC received accounting fees of $38,588 and $27,934 for the fiscal years ended June 30, 2007 and June 30, 2006 and $10,009 for the fiscal period from January 31, 2005 through June 30, 2005.


      Registration Statement - The Prospectus and this SAI, together, do not contain all of the information set forth in the Fund's registration statement and related forms filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement and related forms may be inspected at the Public Reference Room of the Commission at 100 F Street, NE, Room 1580, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Meridian's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


      Audited financial statements and the accompanying Report of the Independent Registered Public Accounting Firm for the fiscal year ended June 30, 2007 for the Meridian Equity Income Fund(R), Meridian Growth Fund(R) and Meridian Value Fund(R), as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2007, are incorporated herein by reference to that report.

                                   EXHIBIT A

                           DESCRIPTION OF BOND RATINGS

      MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:

      "Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

      "Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

      "A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

      "Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

      "Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

      "B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

      "Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

      "Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

      "C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

      STANDARD & POOR'S CORPORATION RATINGS GROUP rates the long-term securities debt of various entities in categories ranging from "Aaa" to "D" according to quality as described below:

      "Aaa -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

      "Aa -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from Aaa issues only in a small degree."

      "A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rate categories."

      "Bbb -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

      "Bb, B, Ccc, Cc, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

      "C1 -- Reserved for income bonds on which no interest is being paid."

      "D -- In default and payment of interest and/or repayment of principal is in arrears."

                                    EXHIBIT B

                               MERIDIAN FUND, INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

                                  JULY 1, 2003

I.    INTRODUCTION

Meridian Fund, Inc. (the "Fund") is the beneficial owner of its portfolio securities. Accordingly, the Fund's Board of Directors (the "Board"), acting on behalf of the Fund and each of its series (collectively, the "Funds"), has the right and the fiduciary obligation to vote proxies relating to the Funds' portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has approved the adoption of these Proxy and Corporate Action Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these "Policies and Procedures").

II.   POLICY

      A.    Delegation to the Adviser.

            1. The policy of the Fund is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Aster Investment Management Co., Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.

III.  FIDUCIARY DUTY

The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Fund. The Adviser acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

IV.   PROXY VOTING PROCEDURES

      A. Annual Presentation of Proxy Voting Policies to the Board. At least annually, the Adviser shall present to the Board for its review the Adviser's Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser's Policies and Procedures (Appended hereto as Appendix A). The Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The Board shall review the policies, procedures and other guidelines presented by the Adviser to determine that they are consistent with these policies and procedures. Upon request, the Adviser shall provide the Fund with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Fund's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

      B. Resolution of Conflicts of Interest. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit to the Board, at least annually, a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

Where a proxy proposal raises a material conflict of interest between the interests of the Adviser or an affiliated person of the Adviser and that of one or more Funds, the Adviser shall resolve such conflict in the manner described below.

            1. Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser's Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Notify and Obtain Consent of the Board. To the extent that the Adviser's Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board's consent to the proposed vote prior to voting on such proposal.

                  a. Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

V.    REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.

VI.   ANNUAL FILING OF PROXY VOTING RECORD

The Fund shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(1)

VII.  PROXY VOTING DISCLOSURES

      A.    The Fund shall include in its Form N-1A registration statement:

            1. A description of these Policies and Procedures and of the Adviser's Policies and Procedures; and

            2. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number, on the Fund's website and on the SEC website.(2)

----------
(1) The first report on Form NP-X shall be for the twelve month period ended June 30, 2004 and shall be filed on or before August 31, 2004.

(2) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

      B. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

            1. A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Fund's toll-free telephone number, on the Fund's website, and on the SEC website.(3)

            2. A statement that information regarding how the Fund voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number, on the Fund's website and on the SEC website.(4)

----------
(3) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

                                   APPENDIX A

                    ASTER INVESTMENT MANAGEMENT COMPANY, INC.

                                   ----------

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.    POLICY

Aster Investment Management Co., Inc. (the "Adviser") acts as discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Adviser will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of its clients (in the case of ERISA accounts plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' account.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

The Proxy Manager is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V, below)(the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines. In situations where a proposal does not clearly fall within the guidelines, or where the Proxy Manager determines that consultation is prudent, the Proxy Manager will consult with the Portfolio Manager of the account holding the relevant security to determine how to cast the vote.

The Proxy Manager is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

      A.    CONFLICTS OF INTEREST

The Proxy Manager is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between the Advisor and clients. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, including a mutual fund client, the Adviser shall resolve such conflict in the manner described below:

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      B.    LIMITATIONS

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            3. Limited Value: If the Proxy Manager concludes that the value on a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client account is less than $500.

            4. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of the Policies and Procedures by written request addressed to the Adviser. The Adviser will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX, and will provide information as requested by the client mutual funds' board of directors.

V.    GUIDELINES

      Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules and these guidelines may be revised from time to time. In voting such proxies, the Adviser will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients. The Adviser reserves the right to override this policy and these guidelines with the approval of the manager of the affected client portfolio(s). In such cases where the guidelines are not followed, it will be appropriately documented by the Adviser in accordance with the record keeping requirements of Section III., above.

      A.    VOTE AGAINST

            1. Issues regarding Board entrenchment and anti-takeover measures such as the following:

                  a.    Proposals to stagger board members' terms;

                  b. Proposals to limit the ability of shareholders to call special meetings;

                  c.    Proposals to require super majority votes;

                  d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

                  e.    Proposals regarding "poison pill" provisions; and

                  f.    Permitting "green mail".

                  g.    Providing cumulative voting rights.

                  h. Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  i. Proposals to vote unmarked proxies in favor of management

                  j.    Proposals to eliminate existing pre-emptive rights

                  k. Proposals to issue "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone).

            2.    Executive and board compensation

                  a. Incentive plans which become effective in the event of hostile takeovers or mergers, e.g. "Golden parachutes"

                  b.    Option grants to management and directors.

            3. Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

            4. Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval.

            5. Adoption of a stock purchase plan at less than 85% of fair market value

            6.    Limiting directors' liability

      B.    VOTE FOR

            1. Election of directors recommended by management, except if there is a proxy fight or contested election.

            2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

            3.    Date and place of annual meeting.

            4. Limitation on charitable contributions or fees paid to lawyers.

            5. Ratification of directors' actions on routine matters since previous annual meeting.

            6.    Confidential voting.

            7.    Majority independent board.

            8.    Declassification of Boards

            9.    Name changes.

            10. Proposals with resulting financial benefit at shareholder level.

            11.   Expensing stock options.

      C.    VOTE ON CASE-BY-CASE BASIS

            1.    Pay directors solely in stock.

            2.    Stock grants to management and directors.

            3.    Mandatory retirement age for directors.

            4.    Rotate annual meeting location/date.

            5.    Management compensation tied to performance.

            6. Fundamental investment policy changes for registered investment vehicles.

            7.    Reduce management compensation or control.

            8.    Limiting directors tenure.

            9.    Proposals regarding "fair price" provisions.

            10.   Shareholder proposals.

            11. "Social issues," e.g., restrictions regarding transactions with certain foreign entities.

            12.   Business Combinations or Restructuring.

                             MERIDIAN FUND, INC.(R)
                                  -------------

                                    FORM N-1A
                                  -------------

                                     PART C

Item 23. Exhibits

      (a) Articles of Amendment and Restatement (incorporated by reference to Exhibit (a) of Registrant's Post-Effective Amendment No. 18 filed on October 29, 1999).

      (a)(1) Articles Supplementary dated January 29, 1994 (incorporated by reference to Exhibit (a)(1) of Registrant's Post-Effective Amendment No. 23 filed on October 29, 2004).

      (a)(2) Articles Supplementary dated April 20, 2001 (incorporated by reference to Exhibit (a)(2) of Registrant's Post-Effective Amendment No. 23 filed on October 29, 2004).

      (a)(3) Articles Supplementary dated October 14, 2004 (incorporated by reference to Exhibit (a)(3) of Registrant's Post-Effective Amendment No. 23 filed on October 29, 2004).

      (a)(4) Articles Supplementary dated December 8, 2004 (incorporated by reference to Exhibit (a)(4) of Registrant's Post Effective Amendment No. 25 filed on January 31, 2005).

      (b) By-Laws (incorporated by reference to Exhibit (b) of Registrant's Post-Effective Amendment No. 18 filed on October 29, 1999).

      (c)   Instruments Defining Rights of Security Holders (not applicable).

      (d) Investment Management Agreement with respect to Meridian Growth Fund and Meridian Value Fund dated November 1, 2000 (incorporated by reference to Exhibit (d) of Registrant's Post Effective Amendment No. 19 filed on November 1, 2000).

      (d)(1) Investment Management Agreement with respect to Meridian Equity Income Fund dated December 8, 2004 (incorporated by reference to Exhibit (d)(1) of Registrant's Post Effective Amendment No. 25 filed on January 31, 2005).

      (d)(1)(a) Fee and Expense Agreement with respect to Meridian Equity Income Fund dated October 5, 2005 (incorporated by reference to Exhibit
            (d)(1)(a) of Registrant's Post-Effective Amendment No. 27 filed on October 26, 2005).

      (d)(1)(b) Fee and Expense Agreement with respect to Meridian Equity Income Fund dated October 4, 2006 (incorporated by reference to Exhibit
            (d)(1)(b) of Registrant's Post-Effective Amendment No.29 filed on October 26, 2006).

      (d)(1)(c) Fee and Expense Agreement with respect to Meridian Equity Income Fund dated October 3, 2007 is filed herewith.

      (e)   Underwriting Contracts (not applicable).

      (f)   Bonus or Profit Sharing Contracts (not applicable).

      (g)   Custodian Services Agreement (incorporated by reference to Exhibit
            (g)(2) of Registrant's Post-Effective Amendment No. 18 filed on October 28, 2003).

      (g)(1) Amendment to Custodian Services Agreement, dated March 23, 2003 (incorporated by reference to Exhibit (g)(1) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (g)(2) Amendment to Custodian Services Agreement, dated October 31, 2005 (incorporated by reference to Exhibit (g)(2) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (g)(3) Foreign Custody Management Agreement, dated May 31, 2001 (incorporated by reference to Exhibit (g)(3) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (g)(4) Amendment to Foreign Custody Manager Agreement, dated May 31, 2001 (incorporated by reference to Exhibit (g)(4) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (g)(5) Letter Agreement for Amendment to Foreign Custody Agreement , dated September 11, 2003, (incorporated by reference to Exhibit (g)(5) of Registrant's Post-Effective Amendment No. 28 filed on March 23,
            2006).

      (h)(1) Shareholder Services Agreement, dated February 4, 1994 (incorporated by reference to Exhibit (h)(2) of Registrant's Post-Effective Amendment No. 18 filed on October 29, 1999).

      (h)(1)(a) Amendment to Shareholder Services Agreement dated February 28, 1999 (incorporated by reference to Exhibit (h)(1)(a) of Registrant's Post-Effective Amendment No. 23 filed on October 29, 2004).

      (h)(1)(b) Amendment to Shareholder Services Agreement dated February 25, 2000 (incorporated by reference to Exhibit (h)(1)(b) of Registrant's Post-Effective Amendment No. 23 filed on October 29, 2004).

      (h)(1)(c)Amendment to Shareholder Services Agreement dated July 24, 2002 (incorporated by reference to Exhibit (h)(1)(c) of Registrant's Post- Effective Amendment No. 28 filed on March 23, 2006).

      (h)(1)(d)Amendment to Shareholder Services Agreement dated October 1, 2003 (incorporated by reference to Exhibit (h)(1)(d) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (h)(1)(e)Amendment to Shareholder Services Agreement dated October 31, 2005 (incorporated by reference to Exhibit (h)(1)(e) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (h)(1)(f)Amendment to Shareholder Services Agreement dated March 15, 2006 (incorporated by reference to Exhibit (h)(1)(f) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (h)(1)(g)Amendment to Shareholder Services Agreement dated July 5, 2006 (incorporated by reference to Exhibit (h)(1)(g) of Registrant's Post-Effective Amendment No. 29 filed on October 26, 2006).

      (h)(2) Accounting Services Agreement, dated February 5, 1994 (incorporated by reference to Exhibit (h)(3) of Registrant's Post-Effective Amendment No. 18 filed on October 29, 1999).

      (h)(2)(a) Amendment to Accounting Services Agreement, dated October 31, 2005,(incorporated by reference to Exhibit (h)(2)(a) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (h)(2)(b)Amendment to Accounting Services Agreement, dated March 15, 2006 (incorporated by reference to Exhibit (h)(2)(b) of Registrant's Post-Effective Amendment No. 28 filed on March 23, 2006).

      (h)(3) Administration Assistance Services Agreement, dated December 16, 2002 (incorporated by reference to Exhibit (h)(4) of Registrant's Post-Effective Amendment No. 22 filed on October 28, 2003).

      (h)(3)(a) Amendment to Initial Administrative Services Agreement, dated October 31, 2005(incorporated by reference to Exhibit (h)(3)(a) of Registrant's Post-Effective Amendment No. 28 filed on March 23,
            2006).

      (i)   Legal Opinion - filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm filed herewith.

      (k)   Financial Statements omitted from Item 22 (not applicable).

      (l) Investment Representation Agreement, dated 1984 (incorporated by reference to Exhibit (l) of Registrant's Post-Effective Amendment No. 18 filed on October 29, 1999).

      (m)   Rule 12b-1 Plan (not applicable).

      (n)   Rule 18f-3 Plan (not applicable).

      (p) Code of Ethics (incorporated by reference to Exhibit (p) of Registrant's Post-Effective Amendment No. 20 filed on October 25,
            2001).

      (p)(1) Code of Ethics as amended December 1, 2004 (incorporated by reference to Exhibit (p)(1) of Registrant's Post-Effective Amendment No.27 filed on October 26, 2005).

      (p)(2) Code of Ethics as amended October 3, 2006 filed herewith.

      (q)   Powers of Attorney filed herewith.

Item 24:

Persons Controlled by or Under Common Control with Registrant: None

Item 25: Indemnification

      Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and (I) in the case of conduct in the director's official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, (ii) in all other cases, in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Subsection (B) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation.

      Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Subsection (B), he shall be indemnified against reasonable expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 2-418.

      Article V of the Bylaws of the Fund contains indemnification provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended, and to Investment Company Act Release No. 11330 (September 4, 1980). These Bylaws provide "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by
(a) a vote of a majority of a quorum of directors who are neither "interested persons" of the company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the Fund's Articles of Incorporation and Bylaws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore unenforceable. The Fund, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue in the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered.

Item 26: Business and Other Connections of Investment Adviser

      See the material following the caption "Investment Management" appearing as a portion of Part A and Part B hereof.

Item 27: Principal Underwriters

         (a) None

         (b) None

         (c) None

Item 28: Location of Accounts and Records

      Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Funds and their investment adviser located at 60 E. Sir Francis Drake Boulevard, Wood Island, Suite 306, Larkspur, California 94939. Records covering shareholder accounts and portfolio transactions are maintained and kept also by the Fund's transfer agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 and custodian, PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153.

Item 29: Management Services

None

Item 30: Undertakings

Previously filed

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended the Registrant certifies that it meets all of the requirement for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur and State of California on the 26th day of October, 2007


                                       MERIDIAN FUND, INC.(R)(Registrant)

                                       /s/ RICHARD F. ASTER, JR.
                                       -----------------------------------------
                                       Richard F. Aster, Jr., President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Richard F. Aster, Jr.                                                  October 26, 2007
-------------------------
*Richard F. Aster, Jr.          Director and Principal
                                Executive Officer

/s/ Ronald Rotter                                                          October 26, 2007
-------------------------
*Ronald Rotter                  Director

/s/ Michael S. Erickson                                                    October 26, 2007
-------------------------
*Michael S. Erickson            Director

/s/ James B. Glavin                                                        October 26, 2007
-------------------------
*James B. Glavin                Director and Vice Chairman of the Board

/s/ Herbert C. Kay                                                         October 26, 2007
-------------------------
*Herbert C. Kay                 Director

/s/ Michael Stolper                                                        October 26, 2007
-------------------------
*Michael Stolper                Director

/s/ Gregg B. Keeling                                                       October 26, 2007
-------------------------
*Gregg B. Keeling               Chief Financial Officer,
                                Chief Compliance Officer,
                                Treasurer and Secretary


* By: /s/ RICHARD F. ASTER, JR.
      -------------------------
      Richard F. Aster, Jr.,
      Attorney-in-Fact

                                  EXHIBIT INDEX
                             MERIDIAN FUND, INC.(R)
                               AMENDMENT NO. 30 TO
                        FORM N-1A REGISTRATION STATEMENT

                               FILE NO. 811-04014

Exhibit No.     Title of Exhibit
-----------     ----------------
(d)(1)(c)       Fee and Expense Agreement dated October 3, 2007.

(p)(2)          Code of Ethics as amended October 3, 2006

(i)             Legal Opinion.

(j)             Consent of Independent Registered Public Accounting Firm.

(q)             Powers of Attorney.